UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07156

Name of Fund: BlackRock MuniYield Investment Quality Fund (MFT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Investment Quality Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 01/31/2018

Item 1 – Report to Stockholders

JANUARY 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by rising interest rates.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a modest negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together. Consensus expectations for global economic growth also rose, as long-anticipated fiscal stimulus and capital spending plans indicated that new sources of demand could extend the current economic cycle.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also reduced its $4.5 trillion balance sheet by $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.43%	26.41%
U.S. small cap equities (Russell 2000® Index)	11.23	17.18
International equities (MSCI Europe, Australasia, Far East Index)	12.14	27.60
Emerging market equities (MSCI Emerging Markets Index)	18.51	41.01
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.93
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.74)	(0.47)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.35)	2.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.41
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.94	6.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period alongside a favorable technical backdrop and a flattening yield curve resulting from continued Fed monetary policy normalization and largely muted inflation expectations. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended January 31, 2018, municipal bond funds experienced net inflows of approximately $33 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained elevated from a historical perspective at $394 billion (though well below the robust $455 billion issued in the prior 12-month period). Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings will likely suppress supply going forward, providing a powerful technical.

S&P Municipal Bond Index Total Returns as of January 31, 2018 6 months: 0.01% 12 months: 3.41%

A Closer Look at Yields

From January 31, 2017 to January 31, 2018, yields on AAA-rated 30-year municipal bonds decreased by 17 basis points (“bps”) from 3.08% to 2.91%, while 10-year rates increased by 3 bps from 2.32% to 2.35% and 5-year rates increased by 20 bps from 1.63% to 1.83% (as measured by Thomson Municipal Market Data). The municipal yield curve flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 64 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. Notably, January saw interest rates move rapidly higher alongside strong global growth and a more hawkish bias from global central banks. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding —California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of January 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2018 ($13.57)(a)	4.73%
Tax Equivalent Yield(b)	10.31%
Current Monthly Distribution per Common Share(c)	$0.0535
Current Annualized Distribution per Common Share(c)	$0.6420
Economic Leverage as of January 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUC(a)(b)	(5.74)%	0.41%
Lipper California Municipal Debt Funds(c)	(5.62)	0.03

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	California underperformed the national indices due to questions about the long-term effects the Federal tax reform bill could have on the supply-and-demand profile of the state’s municipal market.

•	The Fund’s overweight in longer-term bonds made the largest contribution to results, as long-term debt generated higher income and experienced stronger price performance relative to short- and intermediate-term issues.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Positions in revenue sectors such as health care, school districts and transportation also contributed to performance.

•	The use of leverage helped performance by augmenting portfolio income, but it also exacerbated the impact of declining bond prices.

•	The Fund’s emphasis in higher-quality bonds detracted from results at a time in which lower-rated securities outperformed the broader market.

•	The Fund holds many seasoned positions with shorter call dates compared to other securities. These bonds lagged amid the general underperformance of short-term issues. (A call is when an issuer redeems a bond prior to its maturity date.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$13.57	$14.75	(8.00)%	$15.19	$13.47
Net Asset Value	15.22	15.53	(2.00)	15.71	15.22

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
County/City/Special District/School District	37%	37%
Transportation	19	18
Health	17	18
Utilities	16	16
State	4	5
Education	5	4
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE  (c)

Calendar Year Ended December 31,
2018	12%
2019	14
2020	5
2021	13
2022	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	14%	14%
AA/Aa	67	70
A	12	13
BBB/Baa	1	2
N/R(b)	6	1

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of January 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2018 ($13.62)(a)	5.24%
Tax Equivalent Yield(b)	10.43%
Current Monthly Distribution per Common Share(c)	$0.0595
Current Annualized Distribution per Common Share(c)	$0.7140
Economic Leverage as of January 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.77%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUJ(a)(b)	(5.96)%	1.42%
Lipper New Jersey Municipal Debt Funds(c)	(5.19)	0.79

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New Jersey bonds outperformed the national market due in part to investors’ positive perception of legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds. The yield spreads on New Jersey tax-backed issues compressed significantly, making it the best performing sector held in the Fund during the past six months.

•	At the sector level, investments in tax-backed (state) and housing bonds contributed to performance. However, positions in the underperforming transportation sector detracted due to the sector’s large weighting in the portfolio.

•	Positions in longer-term bonds, which strongly outpaced short-term issues, also contributed positively. Conversely, the Fund’s holdings in short-term and intermediate bonds — which are more sensitive to Fed policy — lagged due to expectations for rising rates.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

•	Higher-quality issues underperformed their lower-rated counterparts in the period, which was a headwind for the Fund given its emphasis on higher-quality market segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$13.62	$14.88	(8.47)%	$14.95	$13.51
Net Asset Value	15.37	15.57	(1.28)	15.84	15.37

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Transportation	28%	27%
Education	19	20
State	18	19
County/City/Special District/School District	14	14
Health	12	12
Housing	4	4
Utilities	3	2
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	10%
2019	4
2020	8
2021	16
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18		07/31/17
AAA/Aaa	7%		8%
AA/Aa	42		43
A	20		31
BBB/Baa	27		18
N/R	4	(b)	—

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of January 31, 2018	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2018 ($13.46)(a)	5.97%
Tax Equivalent Yield(b)	10.08%
Current Monthly Distribution per Common Share(c)	$0.0670
Current Annualized Distribution per Common Share(c)	$0.8040
Economic Leverage as of January 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MFT(a)(b)	(5.61)%	0.13%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(6.00)	0.50

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	Positions in single A and BBB rated securities, which outperformed higher-quality securities, contributed positively.

•	Positions in longer-dated securities contributed to performance, as yields on longer-maturity bonds rose less than those of short-term issues. (Prices and yields move in opposite directions.) In addition, longer-term debt generated higher income relative to other segments of the yield curve.

•	At the sector level, investments in transportation and utilities issues made the largest contribution to results.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	The use of leverage helped performance by augmenting portfolio income, but it also exacerbated the impact of declining bond prices.

•	The Fund’s bias toward higher-quality securities detracted from results as lower-rated securities outperformed the broader market in the period. Positions in shorter-dated and intermediate maturities, which underperformed relative to longer-maturity issues, also detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$13.46	$14.67	(8.25)%	$15.32	$13.41
Net Asset Value	14.21	14.60	(2.67)	14.71	14.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Transportation	37%	39%
County/City/Special District/School District	17	17
Utilities	17	17
Health	11	11
State	9	7
Education	4	4
Housing	3	3
Tobacco	1	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	8%
2019	24
2020	4
2021	19
2022	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	6%	7%
AA/Aa	54	59
A	24	22
BBB/Baa	11	11
N/R(b)	5	1

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of January 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2018 ($13.37)(a)	5.12%
Tax Equivalent Yield(b)	9.32%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Economic Leverage as of January 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MIY(a)(b)	(3.23)%	0.92%
Lipper Other States Municipal Debt Funds(c)	(4.74)	(0.22)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	Michigan municipal bonds outperformed the national market. There was a relative shortage of new issuance in the state compared to the nation as a whole, which led to a supportive supply-and-demand profile in the market. Michigan’s economy continued to improve modestly. In addition, net migration turned positive in 2017 for the first time this decade, helping the state’s population growth recover the losses of the prior decade.

•	Portfolio income, enhanced by leverage, made the largest contribution to performance at a time in which bond prices fell. However, the use of leverage also exacerbated the effect of market weakness.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Exposure to lower-rated issues (those rated A and below) helped results as this market segment outperformed higher-rated bonds. The Fund’s allocation to the education sector was also beneficial.

•	The Fund’s positions in shorter-term bonds proved detrimental as rates increased the most in the two- to five-year portion of the yield curve. This allocation is largely comprised of advance-refunded bonds purchased in a higher-yield environment. Conversely, the Fund’s exposure to the long end of the yield curve was beneficial as rates increased less in this area.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$13.37	$14.19	(5.78)%	$14.35	$13.34
Net Asset Value	15.21	15.48	(1.74)	15.63	15.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Health	26%	26%
Education	23	24
County/City/Special District/School District	19	17
State	11	11
Utilities	9	10
Transportation	6	7
Housing	4	3
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	12%
2019	5
2020	4
2021	17
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	3%	5%
AA/Aa	66	64
A	26	26
BBB/Baa	3	3
N/R(b)	2	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of January 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2018 ($13.98)(a)	5.35%
Tax Equivalent Yield(b)	9.53%
Current Monthly Distribution per Common Share(c)	$0.0623
Current Annualized Distribution per Common Share(c)	$0.7476
Economic Leverage as of January 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on March 1, 2018, was decreased to $0.0555 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MPA(a)(b)	(2.32)%	0.55%
Lipper Pennsylvania Municipal Debt Funds(c)	(2.27)	(0.19)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	Pennsylvania continued to experience persistent structural budget gaps, which reflected lawmakers’ unwillingness to increase recurring revenues or significantly reduce expenses. In addition, the state’s economy continued to grow more slowly than both the region and the nation as a whole. If the structural imbalance widens and lawmakers continue to use one-time measures rather than bringing the budget back into balance, Pennsylvania could face ratings pressure. Despite the unfavorable fundamental story, the state outpaced the national market due in part to the combination of low new-issue supply and strong investor demand.

•	At the sector level, positions in health care, education and transportation issues made the largest contributions to performance.

•	Positions in longer-term bonds also added value, as this segment strongly outperformed. Conversely, positions in short- and intermediate-maturity bonds detracted.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	The Fund’s holdings in short-term, pre-refunded bonds, while finishing in positive territory, lagged somewhat due to the premium amortization that occurred as the bonds approached their call and maturity dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	The Fund’s higher-quality bias was a headwind to results at a time in which lower-quality issues outperformed.

•	Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniYield Pennsylvania Quality Fund

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$13.98	$14.69	(4.83)%	$14.88	$13.95
Net Asset Value	15.42	15.74	(2.03)	15.88	15.42

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Education	22%	22%
Health	19	20
County/City/Special District/School District	18	19
State	13	13
Transportation	13	12
Housing	8	7
Utilities	5	5
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2018	8%
2019	10
2020	7
2021	14
2022	9

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	1%	1%
AA/Aa	57	62
A	30	27
BBB/Baa	8	8
BB/Ba(b)	—	—
N/R(c)	4	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Represents less than 1% of the Fund’s total investments.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

California — 105.7%
Corporate — 3.7%
California Pollution Control Financing Authority, Refunding RB, Waste Management, Inc., AMT:
Series A-1, 3.38%, 07/01/25	$5,000	$5,322,200
Series B-1, 3.00%, 11/01/25	9,000	9,366,570
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	2,435	2,576,425
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B, 5.00%, 11/01/32	5,000	5,856,450

		23,121,645
County/City/Special District/School District — 33.3%
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure Improvement Program Phase I, Series A, 5.00%, 06/01/42	4,445	5,171,535
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 08/01/21(a)	9,120	10,412,304
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(b):
0.00%, 08/01/32	250	151,783
0.00%, 08/01/33	500	288,925
0.00%, 08/01/34	510	281,066
0.00%, 08/01/35	545	286,365
0.00%, 08/01/36	500	250,470
0.00%, 08/01/37	650	310,186
0.00%, 08/01/38	625	284,225
0.00%, 08/01/39	750	325,230
0.00%, 08/01/40	1,855	767,766
0.00%, 08/01/41	305	120,463
0.00%, 02/01/42	350	134,631
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19(a)	3,500	3,661,035
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series D, 5.00%, 12/01/45	1,430	1,615,442
County of Orange California Sanitation District, COP, Series A, 5.00%, 02/01/19(a)	2,500	2,591,600
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,665	3,016,060
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 08/01/18(a)	4,000	4,083,200
Denair California Unified School District, GO, CAB, Election of 2007 (AGM), 0.00%, 08/01/41(b)	4,260	1,564,570
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 08/01/40	7,900	8,366,969
Fremont Union High School District, GO, Refunding, 4.00%, 08/01/40	2,500	2,616,475
Fresno Unified School District, GO, Series F, 4.00%, 08/01/33	1,760	1,864,034
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/40	5,500	6,272,365
Gavilan Joint Community College District, GO, Election of 2004, Series D(a):
5.50%, 08/01/21	2,170	2,455,138
5.75%, 08/01/21	8,400	9,574,908
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(a)	2,000	2,301,340
Imperial Irrigation District, Series A, Electric System Revenue(a):
5.13%, 11/01/18	6,530	6,711,534
5.13%, 11/01/18	1,470	1,511,425

Security	Par (000)	Value
County/City/Special District/School District (continued)
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	$5,715	$6,725,298
5.75%, 11/01/34	12,085	14,453,660
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement:
5.25%, 08/01/23(a)	2,185	2,567,856
5.25%, 08/01/39	1,515	1,746,234
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(a)	11,000	11,931,700
Mount San Jacinto Community College District, GO, Series A, 5.00%, 08/01/35	3,565	4,102,495
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 08/01/20(a)	10,000	10,847,000
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 07/01/18(a)	5,000	5,080,150
Rio Elementary School District, GO, Series A (AGM), 5.25%, 08/01/40	5,865	6,783,459
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,545	2,661,230
San Diego California Unified School District, GO, CAB, Election of 2008, Series K-2(b):
0.00%, 07/01/38	2,755	1,270,496
0.00%, 07/01/39	3,340	1,471,337
0.00%, 07/01/40	4,285	1,804,713
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 02/01/19(a)	905	942,630
San Francisco Bay Area Rapid Transit District, GO, Election of 2016, Green Bonds, Series A, 4.00%, 08/01/42	11,585	12,260,985
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 05/01/36	2,560	2,568,986
5.75%, 05/01/42	4,500	5,015,790
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/39	5,800	6,590,598
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	1,974,108
5.00%, 10/01/33	1,125	1,297,957
San Marcos Unified School District, GO, Refunding, 4.00%, 08/01/37	4,000	4,253,560
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 09/01/19(a)	5,635	6,014,968
Solano County Community College District, GO, Election of 2012, Series C, 5.25%, 08/01/42	1,150	1,369,788
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,921,026
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/41	5,390	5,980,798
Election of 2010, Series B, 5.50%, 08/01/39	3,195	3,736,297
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,923,550
Yuba Community College District, GO, BAM, Election of 2006, Series C, 0.00%, 08/01/38(b)	5,150	2,429,100

		207,716,813
Education — 3.1%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(a)	2,750	3,197,013
California Statewide Communities Development Authority, Refunding RB:
CHF-Irvine LLC, 5.00%, 05/15/40	750	844,635

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
Front Porch Communities and Services, 4.00%, 04/01/42	$3,005	$3,076,759
Services, 4.00%, 04/01/47	2,655	2,708,020
Services, 5.00%, 04/01/47	2,995	3,351,944
University of California, Refunding RB, Series AO, 5.00%, 05/15/40	5,430	6,216,047

		19,394,418
Health — 13.6%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(a)	6,305	6,755,555
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,842,240
Lucile Slater Packard Children’s Hospital at Stanford, Series A, 5.00%, 11/15/42	500	578,725
Lucile Slater Packard Children’s Hospital at Stanford, Series A, 4.00%, 11/15/47	825	852,670
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,371,564
Sutter Health, Series B, 6.00%, 08/15/42	9,655	10,607,852
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 07/01/19(a)	3,700	3,934,691
Providence Health and Services, 5.00%, 10/01/38	10,970	12,530,702
Providence St.Joseph Health, 4.00%, 10/01/47	5,000	5,151,300
St. Joseph Health System, 5.00%, 07/01/37	10,000	11,209,900
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/32	1,510	1,714,696
5.00%, 02/01/37	3,110	3,485,253
5.00%, 02/01/42	5,250	5,827,657
California Statewide Communities Development Authority, Refunding RB:
John Muir Health, Series A, 5.00%, 08/15/51	1,635	1,814,883
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	6,901,833

		84,579,521
State — 7.4%
State of California, GO:
Various Purposes, 6.00%, 03/01/33	5,000	5,455,900
Various Purposes, 6.00%, 04/01/38	27,765	29,107,993
Refunding Veterans Bond, 4.00%, 12/01/40	4,000	4,219,960
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(a)	3,670	3,888,769
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,349,571
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,366,120

		46,388,313
Transportation — 25.8%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,700,400
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series D, 1.74%, 04/01/45(c)	3,500	3,522,890
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 05/01/39	9,650	10,179,399
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, 2nd Series A, 5.00%, 05/01/29	6,435	7,169,877
City & County of San Francisco California Airports Commission, Refunding RB, AMT (AGM)(a):
2nd Series 32, 5.75%, 05/01/18	2,290	2,314,251
2nd Series 34, 5.75%, 05/01/18	1,870	1,889,803

Security	Par (000)	Value
Transportation (continued)
2nd Series 34E, 5.75%, 05/01/18	$840	$848,786
City of Long Beach California Harbor Revenue, Refunding RB, Series C, 5.00%, 05/15/47	5,600	6,491,800
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Senior, Series D, 5.25%, 05/15/29	2,590	2,795,853
Senior Series A, AMT, 5.00%, 05/15/40	3,830	4,287,915
Series D, AMT, 5.00%, 05/15/35	2,000	2,254,380
Series D, AMT, 5.00%, 05/15/36	1,500	1,687,650
Sub-Series A, AMT, 5.00%, 05/15/47	2,440	2,775,598
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	3,000	3,216,090
5.25%, 05/15/39	5,845	6,116,910
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,492,554
Series A, 5.00%, 03/01/47	11,770	13,308,928
Series A-1, 5.25%, 03/01/23	3,785	4,161,380
Series A-1, 6.25%, 03/01/34	1,400	1,582,700
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 07/01/41	2,500	2,859,300
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 07/01/18(a)	8,200	8,343,336
Senior Series B, 5.75%, 07/01/39	2,650	2,697,700
Senior Series B, AMT (AGM), 5.75%, 07/01/28	13,275	13,513,950
5.25%, 07/01/33	18,000	18,277,920
5.25%, 07/01/39	4,995	5,067,727
County of Sacramento California Airport System Revenue, Refunding ARB, Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,250	1,419,725
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,545	5,265,337
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/42	7,015	7,991,348
County of San Diego Regional Airport Authority, RB, Subordinate, Series B, AMT, 5.00%, 07/01/47	3,750	4,252,425
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 08/01/19(a)	5,530	5,843,496
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	500	557,075
San Francisco Municipal Transportation Agency, RB, 4.00%, 03/01/46	5,000	5,248,550

		161,135,053
Utilities — 18.8%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(a)	2,200	2,458,786
City of Los Angeles California Department of Water & Power, RB, Water System, Series A, 5.38%, 07/01/38	9,375	9,706,875
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A:
5.25%, 07/01/39	16,000	17,675,200
5.00%, 07/01/46	5,845	6,702,812
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/2(a)	1,325	1,428,257
5.00%, 06/01/28	675	726,151
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/39	5,245	5,916,203
Series B, 5.00%, 11/01/19(a)	10,000	10,620,800

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities (continued)
County of Kern California Water Agency Improvement District No. 4, Refunding RB, Series A (AGM):
4.00%, 05/01/35	$1,460	$1,534,285
4.00%, 05/01/36	1,430	1,495,394
County of Los Angeles Sanitation Districts Financing Authority, RB, Series A, 4.00%, 10/01/42	4,935	5,170,548
County of Sacramento California Sanitation Districts Financing Authority, RB, (NPFGC), 5.00%, 12/01/36	1,010	1,012,889
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	4,000	4,514,320
Eastern Municipal Water District, COP, Series H, 5.00%, 07/01/18(a)	2,505	2,544,153
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,475,300
Los Angeles Department of Water & Power System Revenue, RB, Power System, Series C, 5.00%, 07/01/47	2,090	2,423,125
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A(a):
5.25%, 05/15/19	10,000	10,499,300
5.25%, 05/15/19	1,060	1,112,926
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.50%, 08/01/19(a)	8,000	8,483,040
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 02/01/33	7,325	8,220,188
Santa Clara Valley Water District, Refunding RB, Series A, 5.00%, 06/01/46	3,000	3,420,330

		117,140,882

Total Municipal Bonds — 105.7% (Cost — $629,135,019)		659,476,645

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 61.9%
County/City/Special District/School District — 28.0%
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,611,470
County of San Luis California Obispo Community College District, GO, Refunding Election of 2014, Series A, 4.00%, 08/01/40	6,585	6,895,914
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	20,375,360
Foothill-De Anza Community College District, GO, Series C, 5.00%, 08/01/21(a)	40,000	44,616,700
Los Angeles Community College District California, GO(a):
Election of 2001, Series E-1, 5.00%, 08/01/18	11,770	11,970,914
Election of 2003, Series F-1, 5.00%, 08/01/18	10,000	10,169,100
Refunding Election of 2008, Series A, 6.00%, 08/01/19	9,596	10,246,570
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,211,909
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	9,990	11,517,005
Southwestern Community College District, GO, Election of 2008, Series D, 5.00%, 08/01/44	10,820	12,211,668
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	17,954,975

		174,781,585
Education — 5.8%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	6,001	6,893,427

Security	Par (000)	Value
Education (continued)
University of California, RB:
Series AM, 5.25%, 05/15/44	$10,210	$11,850,645
Series O, 5.75%, 05/15/19(a)	11,192	11,810,735
University of California, Refunding RB, Series AF, 5.00%, 05/15/39	5,000	5,648,000

		36,202,807
Health — 14.4%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	17,720	18,466,810
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	6,841,440
Sutter Health, Series A, 5.00%, 08/15/52	14,520	16,168,673
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,086,451
Sutter Health, Series A, 5.00%, 08/15/43	19,425	22,061,644
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,070	21,027,536

		89,652,554
Transportation — 5.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/49(e)	10,005	10,439,517
City of Los Angeles California Department of Airports, ARB, Series D, AMT, 5.00%, 05/15/41	13,332	14,902,673
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,113,872
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,157,250

		35,613,312
Utilities — 8.0%
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	13,790	15,586,561
County of San Diego California Water Authority Financing Corp., COP, Refunding Series A (AGM)(a):
5.00%, 05/01/18	2,777	2,802,910
5.00%, 05/01/18	13,963	14,092,270
East Bay California Municipal Utility District Water System Revenue, RB, Series C, 5.00%, 06/01/44	11,000	12,517,505
Rancho Water District Financing Authority, Refunding RB, Series A (AGM)(a):
5.00%, 08/01/18	2,013	2,050,249
5.00%, 08/01/18	2,995	3,050,507

		50,100,002

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 61.9% (Cost — $374,297,280)		386,350,260

Total Long-Term Investments — 167.6% (Cost — $1,003,432,299)		1,045,826,905

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Shares (000)	Value
Short-Term Securities — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(f)(g)	5,036,761	$5,037,265

Total Short-Term Securities — 0.8% (Cost — $5,036,873)		5,037,265

Total Investments — 168.4% (Cost — $1,008,469,172)		1,050,864,170
Other Assets Less Liabilities — 2.0%		12,497,263
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.7)%		(185,322,192)
VMTP Shares at Liquidation Value — (40.7)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$624,039,241

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2025, is $7,535,658. See Note 4 of the Notes to Financial Statements for details.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	593,400	4,443,361	5,036,761	$5,037,265	$10,629	$(632)	$392

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	163	03/20/18	$19,817	$474,304
Long U.S. Treasury Bond	238	03/20/18	35,179	1,222,594
5-Year U.S. Treasury Note	155	03/29/18	17,780	271,143

				$1,968,041

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,968,041	$—	$1,968,041

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$334,205	$—	$334,205

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,025,317	$—	$2,025,317

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$60,377,809

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,045,826,905	$—	$1,045,826,905
Short-Term Securities	5,037,265	—	—	5,037,265

	$5,037,265	$1,045,826,905	$—	$1,050,864,170

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,968,041	$—	$—	$1,968,041

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(184,575,266)	$—	$(184,575,266)
VMTP Shares at Liquidation Value	—	(254,000,000)	—	(254,000,000)

	$—	$(438,575,266)	$—	$(438,575,266)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

New Jersey — 136.5%
Corporate — 3.8%
New Jersey EDA, RB, Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	$795	$852,240
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	2,770	2,931,796
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	7,500	7,921,275
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	3,150	3,356,987
Provident Group-Montclair Properties L.L.C. (AGM), 5.00%, 06/01/42	2,290	2,565,189

		17,627,487
County/City/Special District/School District — 16.5%
Borough of Edgewater New Jersey Board of Education, GO, Refunding, (AGM)(a):
4.25%, 03/01/20	1,535	1,616,923
4.25%, 03/01/20	1,600	1,685,392
4.30%, 03/01/20	1,670	1,760,831
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	11,130	11,848,553
5.25%, 11/01/44	3,755	3,979,812
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	3,340	3,712,610
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/32	2,210	2,214,155
5.00%, 07/01/33	670	671,246
5.00%, 07/01/35	595	596,119
5.00%, 07/01/37	705	706,269
County of Essex New Jersey, GO, Vocational School, Series B, 3.00%, 09/01/46	2,700	2,430,162
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	310,868
5.50%, 10/01/28	4,840	6,062,778
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32(b)	1,000	584,860
Harrison Parking Facility Project, Series C (AGC), 5.25%, 01/01/39	3,000	3,096,120
Harrison Parking Facility Project, Series C (AGC), 5.38%, 01/01/44	5,000	5,164,450
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 09/01/30	500	501,680
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.00%, 12/01/18	5	5,016
5.38%, 12/01/18	5	5,017
5.00%, 12/01/19	5	5,014
County of Union New Jersey, GO, Refunding(a):
4.00%, 03/01/21	75	80,039
4.00%, 03/01/21	70	74,703
4.00%, 03/01/21	80	85,374
4.00%, 03/01/21	3,575	3,826,287
4.00%, 03/01/21	3,580	3,831,638
4.00%, 03/01/21	4,045	4,329,323
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	650	722,930
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A(c):
5.25%, 07/01/26	1,415	1,733,856
(NPFGC), 5.25%, 07/01/25	535	646,868

Security	Par (000)	Value
County/City/Special District/School District (continued)
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC)(c):
5.50%, 03/01/21	$7,430	$8,261,937
5.50%, 03/01/22	4,200	4,797,996
Township of Irvington New Jersey, GO, Refunding Series A (AGM), 5.00%, 07/15/33	1,175	1,317,774

		76,666,600
Education — 27.5%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	1,985	2,191,539
Series A, 5.00%, 07/01/31	1,950	2,197,806
Series A, 5.00%, 07/01/32	1,775	1,995,562
Series A, 5.00%, 07/01/33	2,250	2,523,240
Series A, 5.00%, 07/01/34	1,200	1,342,368
New Jersey EDA, LRB, Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/33	3,065	3,450,975
New Jersey EDA, RB, Provident Group — Rowan Properties LLC, Series A:
5.00%, 01/01/35	2,000	2,137,140
5.00%, 01/01/48	2,000	2,122,180
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	5,370	5,703,370
Rider University Issue, Series F, 4.00%, 07/01/42	2,365	2,339,458
Rider University Issue, Series F, 5.00%, 07/01/47	2,185	2,378,176
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 07/01/18(a)	10,000	10,148,700
College of New Jersey, Series F, 4.00%, 07/01/35	1,280	1,329,101
Montclair State University, Series A, 5.00%, 07/01/39	15,555	17,405,578
Montclair State University, Series A, 5.00%, 07/01/44	3,540	3,950,215
Montclair State University, Series B, 5.00%, 07/01/34	1,075	1,224,371
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	4,000	4,262,800
Princeton University, Series C, 5.00%, 07/01/29	3,730	4,532,248
Rowan University, Series B (AGC), 5.00%, 07/01/18(a)	2,575	2,613,831
Seton Hall University, Series D, 5.00%, 07/01/38	500	555,420
Seton Hall University, Series D, 5.00%, 07/01/43	600	663,330
Stevens Institute of Technology, Series A, 5.00%, 07/01/42	1,150	1,294,176
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	1,145	1,177,575
Stockton University, Series A, 5.00%, 07/01/41	2,370	2,594,534
William Paterson University (AGC), 4.75%, 07/01/18(a)	4,735	4,802,521
William Paterson University (AGC), 5.00%, 07/01/18(a)	230	233,517
William Paterson University (AGC), 5.00%, 07/01/28	20	20,251
William Paterson University (AGC), 4.75%, 07/01/34	380	383,819
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	1,130	1,161,448
4.50%, 12/01/28	2,300	2,401,315
4.00%, 12/01/29	750	765,165
4.00%, 12/01/29	5,475	5,606,400
4.50%, 12/01/29	2,880	3,001,651
4.63%, 12/01/30	2,815	2,946,855
4.00%, 12/01/31	1,220	1,240,325
4.25%, 12/01/32	1,965	2,018,016
4.13%, 12/01/35	750	757,335
4.50%, 12/01/36	1,730	1,779,046

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	$905	$981,509
5.50%, 12/01/26	1,085	1,162,512
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(a)	2,120	2,410,440
5.00%, 07/01/42	4,825	5,292,156
5.00%, 07/01/45	7,500	8,453,100
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/30	1,565	1,769,373

		127,320,447
Health — 17.8%
County of Camden New Jersey Improvement Authority, Refunding RB, Cooper Healthcare System, Series A, 5.00%, 02/15/33	2,000	2,160,800
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	2,270	2,554,794
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 07/01/18(a)	1,390	1,411,253
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 07/01/18(a)	6,865	6,969,966
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 07/01/18(a)	4,625	4,695,716
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	7,105	8,076,040
Virtua Health, Series A (AGC), 5.50%, 07/01/38	4,035	4,236,064
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 07/01/21(a)	4,055	4,568,241
AHS Hospital Corp., 6.00%, 07/01/21(a)	4,180	4,778,116
Catholic Health East Issue, 5.00%, 11/15/33	1,925	2,071,069
Hackensack University Medical Center (AGM), 4.63%, 01/01/20(a)	7,795	8,236,119
Meridian Health System Obligated Group, 5.00%, 07/01/25	1,000	1,116,640
Meridian Health System Obligated Group, 5.00%, 07/01/26	3,720	4,129,833
Princeton Healthcare System, 5.00%, 07/01/34	1,330	1,493,856
Princeton Healthcare System, 5.00%, 07/01/39	1,825	2,014,581
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,865	1,921,510
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,080	3,433,646
St. Barnabas Health Care System, Series A, 5.00%, 07/01/21(a)	3,640	4,027,769
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(a)	4,860	5,477,949
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(a)	4,450	5,015,818
Virtua Health, 5.00%, 07/01/28	3,000	3,343,440
Virtua Health, 5.00%, 07/01/29	715	792,949

		82,526,169
Housing — 6.4%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,300	1,340,287
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 05/01/27	4,940	4,951,609
M/F Housing, Series A, 4.55%, 11/01/43	4,710	4,855,303
S/F Housing, Series B, 4.50%, 10/01/30	9,060	9,483,011

Security	Par (000)	Value
Housing (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	$3,120	$3,245,206
M/F Housing, Series 2, 4.75%, 11/01/46	3,795	3,955,073
S/F Housing, Series T, 4.70%, 10/01/37	570	570,485
Series D, 4.25%, 11/01/37	490	494,733
Series D, 4.35%, 11/01/42	1,000	1,011,700

		29,907,407
State — 24.8%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(b):
0.00%, 11/01/23	15,725	13,486,389
0.00%, 11/01/25	10,000	7,970,200
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,439,100
5.25%, 11/01/21	7,705	8,574,972
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(b)	2,325	2,130,886
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	4,465	5,083,715
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/24	1,785	2,017,710
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26	6,085	6,974,444
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	3,960	4,118,202
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	40	41,598
School Facilities Construction, Series KK, 5.00%, 03/01/38	325	340,132
School Facilities Construction, Series Y, 5.00%, 09/01/18(a)	1,000	1,020,850
Series WW, 5.25%, 06/15/33	380	413,326
Series WW, 5.00%, 06/15/34	5,500	5,880,380
Series WW, 5.00%, 06/15/36	3,115	3,309,937
Series WW, 5.25%, 06/15/40	8,375	8,987,296
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/24	5,000	5,492,450
Cigarette Tax, 5.00%, 06/15/26	1,250	1,355,887
Cigarette Tax, 5.00%, 06/15/28	2,430	2,605,932
Cigarette Tax, 5.00%, 06/15/29	3,195	3,419,577
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 09/01/27	1,000	1,175,820
School Facilities Construction, Series NN, 5.00%, 03/01/29	5,000	5,317,450
Sub Series A, 5.00%, 07/01/33	3,875	4,182,675
Sub Series A, 4.00%, 07/01/34	8,800	8,768,232
Sub-Series A, 4.00%, 07/01/32	5,000	5,031,100
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 06/15/19(a)	1,580	1,659,095

		114,797,355
Transportation — 34.4%
Delaware River Port Authority, RB:
5.00%, 01/01/29	2,000	2,274,420
5.00%, 01/01/37	8,830	9,912,470
Series D, 5.05%, 01/01/35	1,430	1,510,924
Series D (AGM), 5.00%, 01/01/40	5,200	5,500,456
New Brunswick Parking Authority, Refunding RB, City Guaranteed, Series B (AGM):
3.00%, 09/01/39	2,500	2,262,875
4.00%, 09/01/40	2,000	2,073,520

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	$7,730	$8,572,029
5.13%, 01/01/34	2,290	2,528,343
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/35	1,440	1,656,475
Series E, 5.00%, 01/01/45	8,000	8,939,200
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 01/01/29	4,000	4,920,240
Series A (AGM), 5.25%, 01/01/30	4,000	4,963,920
Series A (BHAC), 5.25%, 01/01/29	500	615,030
Series E, 5.00%, 01/01/32	1,850	2,165,221
Series G, 4.00%, 01/01/43	3,320	3,429,826
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	6,000	2,704,200
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36(b)	7,210	3,159,855
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(b)	8,800	4,812,720
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(b)	4,160	1,911,312
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/29	1,300	1,312,935
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,250	2,475,787
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/31	1,000	1,009,910
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	10,520	10,624,253
Transportation Program, Series AA, 5.00%, 06/15/33	3,000	3,175,740
Transportation Program, Series AA, 5.25%, 06/15/33	5,690	6,084,203
Transportation Program, Series AA, 5.25%, 06/15/34	1,305	1,420,323
Transportation Program, Series AA, 5.00%, 06/15/38	2,340	2,477,054
Transportation System, Series A, 6.00%, 06/15/35	6,365	7,017,476
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,780	2,871,990
Transportation System, Series A (NPFGC), 5.75%, 06/15/24	1,205	1,404,138
Transportation System, Series B, 5.25%, 06/15/36	2,500	2,640,250
Transportation System, Series D, 5.00%, 06/15/32	3,300	3,520,869
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/40	11,000	12,599,950
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,216,210
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,160,980
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,418,240
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	4,005	4,489,525
Consolidated, 152nd Series, 5.75%, 11/01/30	6,000	6,062,760
Consolidated, 206th Series, 5.00%, 11/15/42	3,110	3,535,013
Consolidated, 206th Series, 5.00%, 11/15/47	3,475	3,946,766

		159,377,408
Utilities — 5.3%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 04/01/22	2,000	2,050,000
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 08/01/20(c)	6,045	6,552,175

Security	Par (000)	Value
Utilities (continued)
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(b):
0.00%, 09/01/26	$4,100	$3,167,496
0.00%, 09/01/28	6,600	4,721,904
0.00%, 09/01/29	9,650	6,620,672
0.00%, 09/01/33	2,350	1,368,640

		24,480,887

Total Municipal Bonds — 136.5% (Cost — $599,156,775)		632,703,760

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New Jersey — 26.8%
County/City/Special District/School District — 5.9%
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	7,573	8,289,551
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	17,300	19,218,916

		27,508,467
Education — 3.5%
Rutgers — The State University of New Jersey, Refunding RB:
Series F, 5.00%, 05/01/19(a)	4,998	5,214,878
Series L, 5.00%, 05/01/43	10,000	11,137,650

		16,352,528
Health — 1.3%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	6,133	6,175,667

State — 4.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	14,830,640
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(e)	6,698	7,123,448

		21,954,088
Transportation — 11.3%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	3,120	3,568,094
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(a)(e)	9,300	10,509,721
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(e)	2,661	2,809,880
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
152nd Series, 5.25%, 11/01/35	7,827	7,890,669
163rd Series, 5.00%, 07/15/39	15,545	16,715,208
169th Series, 5.00%, 10/15/41	10,000	10,874,850

		52,368,422

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.8% (Cost — $116,532,179)		124,359,172

Total Long-Term Investments — 163.3% (Cost — $715,688,954)		757,062,932

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Shares (000)	Value
Short-Term Securities — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(f)(g)	5,841,575	$5,842,159

Total Short-Term Securities — 1.3% (Cost — $5,841,800)		5,842,159

Total Investments — 164.6% (Cost — $721,530,754)		762,905,091
Other Assets Less Liabilities — 1.2%		5,257,393
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.7)%		(68,130,185)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.1)%		(236,618,420)

Net Assets Applicable to Common Shares — 100.0%		$463,413,879

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2019 to September 1, 2020, is $13,907,845. See Note 4 of the Notes to Financial Statements for details.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	20,456,541	(14,614,966)	5,841,575	$5,842,159	$19,751	$592	$(937)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	141	03/20/18	$17,143	$404,668
Long U.S. Treasury Bond	179	03/20/18	26,458	856,252
5-Year U.S. Treasury Note	69	03/29/18	7,915	105,354

				$1,366,274

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,366,274	$—	$1,366,274

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$510,205	$—	$510,205

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,399,184	$—	$1,399,184

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$47,413,566

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$757,062,932	$—	$757,062,932
Short-Term Securities	5,842,159	—	—	5,842,159

	$5,842,159	$757,062,932	$—	$762,905,091

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,366,274	$—	$—	$1,366,274

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(67,964,668)	$—	$(67,964,668)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

	$—	$(305,064,668)	$—	$(305,064,668)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 126.4%
Alabama — 4.3%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC)(a):
6.00%, 06/01/19	$2,985	$3,163,682
6.13%, 06/01/19	1,500	1,592,250
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	388,962

		5,144,894
California — 19.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18(a)	1,960	2,011,509
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/42	1,150	1,263,493
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	720	832,090
2nd, 5.25%, 05/01/33	560	633,506
5.00%, 05/01/44	745	827,032
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	1,600	1,765,456
6.25%, 03/01/34	1,250	1,413,125
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,331,480
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	970	1,152,263
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,000	1,133,230
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	1,740	2,041,350
5.25%, 05/15/38	495	565,419
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 08/01/19(a)	1,020	1,078,925
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,686,394
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,171,320
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	490	562,799
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	370	436,186

		22,905,577
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	574,800
5.50%, 11/15/30	225	257,103
5.50%, 11/15/31	270	307,751
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	1,300	1,373,008

		2,512,662
Florida — 13.5%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	270	309,744
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	575	638,635
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,338,304

Security	Par (000)	Value
Florida (continued)
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	$1,000	$1,097,420
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	65	66,074
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	55	55,491
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	1,840	2,151,586
Series A, 5.50%, 10/01/42	2,125	2,399,741
Series B, AMT, 6.00%, 10/01/26	590	689,574
Series B, AMT, 6.00%, 10/01/27	775	904,022
Series B, AMT, 6.25%, 10/01/38	310	366,535
Series B, AMT, 6.00%, 10/01/42	410	478,962
County of Miami-Dade Florida, Refunding RB:
Seaport Department, Series D, AMT, 6.00%, 10/01/26	735	859,046
Water & Sewer System, Series B, 5.25%, 10/01/29	500	577,035
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,378,772
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/41	1,000	1,100,270
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	710	813,341

		16,224,552
Georgia — 0.6%
Burke County Development Authority, Refunding RB, Oglethorpe Power Corporation Vogtle Project, 4.13%, 11/01/45	450	449,608
Dahlonega Downtown Development Authority, Refunding RB, North Georgia MAC, LLC Project:
3.00%, 07/01/35	120	113,124
3.13%, 07/01/40	145	135,101

		697,833
Hawaii — 1.9%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 08/01/25	250	283,458
5.25%, 08/01/26	810	913,542
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 07/01/45	1,000	1,112,360

		2,309,360
Illinois — 18.1%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,010	1,108,364
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(a)	645	720,117
Series A, 5.75%, 01/01/39	125	137,716
Series C, 6.50%, 01/01/21(a)	3,680	4,186,809
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	1,400	1,453,438
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,089,500
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	3,000	3,174,270
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,460,126
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,066,020
5.25%, 12/01/43	1,190	1,240,825

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 08/15/41	$1,555	$1,739,874
CHF — Chicago, L.L.C. — University of Illinois at Chicago Project, 5.00%, 02/15/47	110	119,649
CHF — Chicago, L.L.C. — University of Illinois at Chicago Project, 5.00%, 02/15/50	55	59,144
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	940	1,054,840
6.00%, 06/01/21	270	307,338
State of Illinois, GO:
5.25%, 02/01/32	1,000	1,052,990
5.50%, 07/01/33	1,500	1,589,775
5.50%, 07/01/38	280	296,064

		21,856,859
Indiana — 4.0%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(a)	840	871,307
5.50%, 01/01/38	3,470	3,590,964
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	375	403,661

		4,865,932
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93, (AGC)(a):
5.25%, 02/01/19	885	917,816
5.25%, 02/01/19	115	119,264

		1,037,080
Louisiana — 2.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC)(a):
Series A-1, 6.00%, 01/01/19	375	390,675
Series A-2, 6.00%, 01/01/19	160	166,688
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,000	1,139,760
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	805	841,837

		2,538,960
Massachusetts — 2.0%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	645	722,187
Massachusetts Development Finance Agency, Refunding RB, Emerson College, 5.00%, 01/01/41	525	577,710
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,055	1,084,298

		2,384,195
Michigan — 2.7%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM):
6.25%, 07/01/19(a)	1,795	1,912,501
6.25%, 07/01/36	5	5,302
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	1,265	1,315,056

		3,232,859
Minnesota — 2.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	460	478,267
6.50%, 11/15/38	2,540	2,635,326

		3,113,593

Security	Par (000)	Value
Mississippi — 1.7%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$1,190	$1,465,699
Mississippi State University Educational Building Corp., Refunding RB:
Mississippi State University Facilities Refinancing, 4.00%, 08/01/43	310	320,909
Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	260	304,816

		2,091,424
Montana — 0.4%
Montana State Board of Regents, RB, Montana State University Facilities Improvement:
3.25%, 11/15/37	155	152,326
3.38%, 11/15/47	315	307,743

		460,069
Nevada — 3.4%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	2,375	2,524,269
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 07/01/19(a)	1,500	1,579,470

		4,103,739
New Jersey — 5.1%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,000	1,108,930
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	530	594,050
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	980	1,019,151
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	20	20,799
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	1,400	1,469,762
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series AA, 5.50%, 06/15/39	1,600	1,716,448
South Jersey Port Corp., ARB, Sub Marine Terminal, Series B, AMT, 5.00%, 01/01/37	185	198,914

		6,128,054
New York — 7.5%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/29	2,000	2,077,120
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,545	1,627,349
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/42	1,810	1,879,594
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	600	659,112
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,500	2,750,725

		8,993,900
Ohio — 1.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,500	1,708,515

Oklahoma — 1.2%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	447,556
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	915	1,003,883

		1,451,439

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	$475	$210,173

Pennsylvania — 1.3%
Pennsylvania Housing Finance Agency, RB:
ACE, Series 125B, AMT, 3.70%, 10/01/47	595	577,222
S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	940	949,569

		1,526,791
South Carolina — 7.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,708,802
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/26	1,810	2,093,229
6.00%, 07/01/38	1,155	1,330,664
5.50%, 07/01/41	1,000	1,125,640
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	750	833,483
State of South Carolina Public Service Authority, RB, Santee Cooper, Series E, 5.50%, 12/01/53	40	44,541
State of South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,795	1,973,261

		9,109,620
Texas — 17.6%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	930	1,053,188
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 08/15/41	1,210	1,282,648
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 05/15/19(a)	950	996,445
6.00%, 05/15/19(a)	2,560	2,705,459
6.00%, 05/15/19(a)	1,945	2,055,515
6.00%, 11/15/35	140	148,029
6.00%, 11/15/36	110	116,309
5.38%, 11/15/38	50	52,333
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 01/01/19(a)	265	277,150
6.50%, 07/01/37	835	868,383
Dallas-Fort Worth International Airport, Refunding ARB, Joint Revenue, Series E, AMT, 5.50%, 11/01/27	2,500	2,880,275
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,066,348
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	844,442
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Children’s Health System, Series A, 4.00%, 08/15/40	160	163,826
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	2,750	3,094,135
North Texas Tollway Authority, Refunding RB, 1st Tier(a):
(AGM), 6.00%, 01/01/21	1,000	1,122,030
Series K-1 (AGC), 5.75%, 01/01/19	1,400	1,454,698
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	420	475,814
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Blueridge Transportation Group, AMT, 5.00%, 12/31/55	525	573,321

		21,230,348

Security	Par (000)	Value
Virginia — 2.9%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	$380	$418,483
Hampton Roads Transportation Accountability Commission, RB, Senior Lien, Series A, 5.50%, 07/01/57(b)	1,660	1,961,107
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	1,000	1,041,860
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/52	110	121,366

		3,542,816
Washington — 1.6%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	1,000	1,103,620
State of Washington, GO, Various Purposes, Series B, 5.25%, 02/01/21(a)	725	801,241

		1,904,861
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, 4.00%, 04/01/39	270	274,771
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	660	706,622

		981,393

Total Municipal Bonds — 126.4% (Cost — $141,855,774)		152,267,498

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 06/01/41	920	959,040

California — 5.7%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,050	2,306,137
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	1,520	1,601,069
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,565	2,957,069

		6,864,275
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,216	1,367,655

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(e)	759	782,151

Florida — 2.1%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,558,753

Georgia — 0.9%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System, 4.00%, 08/15/48	1,025	1,047,117

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,570	1,642,511

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois — 0.9%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	$1,004	$1,119,103

Nevada — 7.3%
County of Clark Nevada Water Reclamation District, GO(a):
Limited Tax, 6.00%, 07/01/18	2,010	2,049,004
Series B, 5.50%, 07/01/19	1,994	2,104,747
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	4,200	4,618,068

		8,771,819
New Jersey — 2.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,530	1,563,394
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(e)	1,000	1,056,346

		2,619,740
New York — 15.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 06/15/44	2,998	3,363,700
Series FF-2, 5.50%, 06/15/40	1,095	1,152,214
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	1,000	1,034,327
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(e)	1,000	1,096,142
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,360	2,708,213
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,334,036
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(e)	1,770	1,993,904
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 03/15/19(a)	3,250	3,386,467

		18,069,003
Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,664	1,927,301

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,832	1,887,561

Security	Shares/Par (000)	Value
Texas — 2.2%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 02/01/19(a)(e)	$2,609	$2,705,411

Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	1,005	1,049,316

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.3% (Cost — $51,640,971)		53,370,756

Total Long-Term Investments (Cost — $193,496,745) — 170.7%		205,638,254

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(f)(g)	762,976	763,052

Total Short-Term Securities (Cost — $763,052) — 0.6%		763,052

Total Investments — 171.3% (Cost — $194,259,797)		206,401,306
Other Assets Less Liabilities — 0.4%		545,663
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.8)%		(29,983,777)
VMTP Shares at Liquidation Value — (46.9)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$120,463,192

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)	Zero-coupon bond.
(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	623,916	139,060	762,976	$763,052	$2,826	$(25)	$(62)

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	16	03/20/18	$1,945	$47,088
Long U.S. Treasury Bond	28	03/20/18	4,139	128,518
5-Year U.S. Treasury Note	32	03/29/18	3,671	57,398

				$233,004

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$233,004	$—	$233,004

(a)	Includes cumulative appreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$104,393	$—	$104,393

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$243,818	$—	$243,818

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$9,768,422

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$205,638,254	$—	$205,638,254
Short-Term Securities	763,052	—	—	763,052

	$763,052	$205,638,254	$—	$206,401,306

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$233,004	$—	$—	$233,004

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(29,900,580)	$—	$(29,900,580)
VMTP Shares at Liquidation Value	—	(56,500,000)	—	(56,500,000)

	$—	$(86,400,580)	$—	$(86,400,580)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Michigan — 138.4%
Corporate — 3.9%
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	$14,500	$17,499,180

County/City/Special District/School District — 29.2%
Anchor Bay School District, GO, Refunding, (Q-SBLF):
4.38%, 05/01/27	1,600	1,710,000
4.50%, 05/01/29	1,505	1,609,929
Battle Creek School District Michigan, GO, Refunding, (Q-SBLF):
5.00%, 05/01/35	1,100	1,249,303
5.00%, 05/01/36	1,500	1,698,930
5.00%, 05/01/37	1,170	1,322,451
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/35	2,965	3,338,264
Byron Center Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/43	1,580	1,783,077
5.00%, 05/01/47	3,635	4,089,920
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 05/01/38	5,185	5,803,985
Comstock Park Michigan Public Schools, GO, School Building & Site, Series B (Q-SBLF)(a):
5.50%, 05/01/21	1,200	1,343,028
5.50%, 05/01/21	2,185	2,445,430
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 05/01/19	1,000	1,008,250
County of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,095,380
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 05/01/39	5,300	5,534,578
Dearborn School District, GO, School Building & Site, Series A (Q-SBLF):
5.00%, 05/01/32	1,500	1,707,285
5.00%, 05/01/33	1,600	1,813,760
5.00%, 05/01/34	1,200	1,356,204
Dexter Community Schools, GO, Refunding School Building & Site (Q-SBLF), 4.00%, 05/01/31	1,700	1,823,539
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,282,375
East Lansing School District, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/34	600	687,384
5.00%, 05/01/35	700	799,533
5.00%, 05/01/36	550	626,318
5.00%, 05/01/37	550	624,905
5.00%, 05/01/39	740	837,628
5.00%, 05/01/42	1,000	1,129,380
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 05/01/33	1,500	1,703,445
5.00%, 05/01/34	1,500	1,699,260
5.00%, 05/01/35	1,000	1,132,140
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	4,950	5,487,718
Fraser Public School District, Refunding, GO, School Building & Site (Q-SBLF):
5.00%, 05/01/38	750	852,143
5.00%, 05/01/43	2,000	2,257,060
5.00%, 05/01/47	3,225	3,628,609
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	1,540	1,720,965

Security	Par (000)	Value
County/City/Special District/School District (continued)
5.50%, 05/01/36	$460	$510,053
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	2,575	2,881,914
5.50%, 05/01/32	1,000	1,114,820
Grand Rapids Public Schools, GO, Refunding Unlimited Tax (AGM), 5.00%, 05/01/29	1,000	1,173,650
Grandville Public Schools, GO, School Building & Site, Series II (AGM), 5.00%, 05/01/40	3,250	3,587,967
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	6,750	7,478,865
Hudsonville Public Schools, GO, Refunding Unlimited Tax (Q-SBLF):
5.00%, 05/01/38	1,835	2,088,047
5.00%, 05/01/40	2,450	2,781,583
Kentwood Public Schools, GO, School Building & Site:
5.00%, 05/01/41	1,120	1,256,438
5.00%, 05/01/44	1,815	2,031,929
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 05/01/43	5,000	5,595,300
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 05/01/39	3,375	3,753,472
Portage Public Schools, GO:
School Building And Site Bonds (AGM), 5.00%, 05/01/18(a)	6,000	6,055,080
Refunding School Building & Site, 5.00%, 11/01/34	1,000	1,141,980
Refunding School Building & Site, 5.00%, 11/01/36	1,000	1,132,620
Refunding School Building & Site, 5.00%, 11/01/37	1,250	1,412,875
Refunding School Building & Site, 5.00%, 11/01/35	1,340	1,523,969
Romeo Community School District, GO, Refunding School Building & Site, Series 1 (Q-SBLF), 5.00%, 05/01/41	2,250	2,531,003
Troy School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/28	2,000	2,300,720
Walled Lake Consolidated School District, GO, School Building & Site (Q-SBLF):
5.00%, 05/01/37	2,850	3,209,613
5.00%, 05/01/40	2,630	2,957,356
5.00%, 05/01/43	1,530	1,716,109
West Bloomfield School District, GO, School Building & Site (AGM):
5.00%, 05/01/34	1,285	1,469,924
5.00%, 05/01/35	1,800	2,055,942
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 05/01/33	1,000	1,135,630
5.00%, 05/01/34	1,000	1,132,840
5.00%, 05/01/35	1,000	1,132,140

		131,364,015
Education — 23.3%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	828,028
Eastern Michigan University, Refunding RB, Series A (BAM), 5.00%, 03/01/36	500	567,050
Ferris State University, Refunding RB:
5.00%, 10/01/41	2,250	2,545,155
General (AGM), 4.50%, 10/01/24	1,595	1,625,177
General (AGM), 4.50%, 10/01/25	1,405	1,431,119
Grand Valley State University, RB, (NPFGC), 5.50%, 02/01/18	390	390,000
Michigan Finance Authority, Refunding RB:
College for Creative Studies, 4.00%, 12/01/33	1,720	1,694,131
College for Creative Studies, 5.00%, 12/01/36	1,550	1,674,682
College for Creative Studies, 5.00%, 12/01/40	2,900	3,055,353
College for Creative Studies, 5.00%, 12/01/45	4,400	4,611,288

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/28	$8,750	$8,993,512
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/29	5,900	6,048,503
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/30	2,850	2,914,211
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/31	3,150	3,214,039
Michigan State University, Refunding RB, General, Series C:
5.00%, 02/15/40	8,470	8,944,828
5.00%, 02/15/44	1,000	1,057,090
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,800	2,030,328
Oakland University, RB:
5.00%, 03/01/41	3,635	4,083,777
General, 5.00%, 03/01/32	400	439,536
General, Series A, 5.00%, 03/01/38	5,490	6,082,865
General, Series A, 5.00%, 03/01/43	16,845	18,630,402
University of Michigan, RB, Series A, 5.00%, 04/01/39	3,425	3,921,728
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,000	3,389,520
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	3,500	3,939,915
5.25%, 11/15/43	8,475	9,718,028
(AGM), 5.25%, 11/15/33	1,000	1,149,580
(AGM), 5.00%, 11/15/39	1,750	1,978,218

		104,958,063
Health — 34.4%
Grand Traverse County Hospital Finance Authority, RB, Series A:
5.00%, 07/01/44	4,230	4,584,685
5.00%, 07/01/47	2,200	2,381,830
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM):
5.25%, 05/15/20(a)	4,140	4,465,156
5.25%, 05/15/36	3,360	3,547,051
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	7,500	8,127,000
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 4.00%, 11/01/46	1,025	1,035,855
Sparrow Obligated Group, 5.00%, 11/15/36	2,500	2,745,350
Sparrow Obligated Group, 5.00%, 11/15/45	3,750	4,129,687
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/37	3,000	3,369,060
Henry Ford Health System, 3.25%, 11/15/42	1,145	1,007,577
Henry Ford Health System, 4.00%, 11/15/46	8,500	8,518,360
Hospital, McLaren Health Care, 5.00%, 05/15/32	1,000	1,133,480
Hospital, McLaren Health Care, 5.00%, 05/15/33	2,000	2,259,960
Hospital, McLaren Health Care, 5.00%, 05/15/34	5,000	5,635,950
Hospital, McLaren Health Care, 5.00%, 05/15/34	1,500	1,690,785
Hospital, McLaren Health Care, 5.00%, 05/15/35	4,945	5,563,619
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	4,980	5,424,316
MidMichigan Health, 5.00%, 06/01/39	1,500	1,664,760
Trinity Health Corp., Series 2016, 4.00%, 12/01/40	5,000	5,114,200
Trinity Health Credit Group, 5.00%, 12/01/21(a)	20	22,366
Trinity Health Credit Group, 5.00%, 12/01/31	5,000	5,494,050
Trinity Health Credit Group, 5.00%, 12/01/35	6,500	7,109,765
Michigan State Hospital Finance Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/25	6,000	6,331,500
Michigan State Hospital Finance Authority, Refunding RB:
Ascension Senior Credit Group, 5.00%, 11/15/47	2,750	3,115,118
Henry Ford Health System, 5.75%, 11/15/19(a)	3,165	3,395,855

Security	Par (000)	Value
Health (continued)
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	$4,000	$4,390,320
McLaren Health Care, Series A, 5.75%, 05/15/18(a)	6,000	6,075,660
McLaren Health Care, Series A, 5.00%, 06/01/35	2,250	2,439,945
Trinity Health, 6.50%, 12/01/18 (a)	425	442,608
Trinity Health, 6.50%, 12/01/33	80	83,203
Trinity Health Credit Group, 6.50%, 12/01/18(a)	1,895	1,973,510
Trinity Health Credit Group, Series A, 6.13%, 12/01/18(a)	940	976,049
Trinity Health Credit Group, Series A, 6.25%, 12/01/18(a)	1,500	1,559,070
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,300	5,450,520
Royal Oak Hospital Finance Authority Michigan, Refunding RB:
Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	27,365	29,882,033
William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	2,000	2,079,140
William Beaumont Hospital, Series W, 6.00%, 08/01/19(a)	1,500	1,595,880

		154,815,273
Housing — 5.2%
Michigan State HDA, RB:
M/F Housing, Rental Housing Revenue, Series A, 4.45%, 10/01/34	1,000	1,047,370
M/F Housing, Rental Housing Revenue, Series A, 4.63%, 10/01/39	3,490	3,632,008
M/F Housing, Rental Housing Revenue, Series A, 4.75%, 10/01/44	5,000	5,196,800
M/F Housing, Series A, 4.30%, 10/01/40	3,320	3,416,778
S/F Housing, Series A, 4.75%, 12/01/25	1,645	1,722,611
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 04/20/37	3,290	3,292,533
Michigan State HDA, Refunding RB, M/F Housing, Series A, 6.05%, 10/01/41	4,875	5,234,580

		23,542,680
State — 17.2%
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	5,400	5,874,120
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 04/15/35	4,000	4,605,280
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 04/01/31	1,000	1,092,480
Michigan Strategic Fund, RB, Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	3,000	3,349,470
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	7,000	7,855,750
State of Michigan, COP, (AMBAC), 0.00%, 06/01/22(b)(c)	3,000	2,757,000
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	8,595	9,439,459
State of Michigan Building Authority, Refunding RB:
Facilities Program, Series I, 6.25%, 10/15/18(a)	3,780	3,905,231
Facilities Program, Series I, 6.25%, 10/15/18(a)	2,260	2,334,874
Facilities Program, Series I, 6.25%, 10/15/38	210	216,896
Facilities Program, Series I (AGC), 5.25%, 10/15/24	6,000	6,361,080
Facilities Program, Series I (AGC), 5.25%, 10/15/25	3,500	3,710,000
Facilities Program, Series I (AGC), 5.25%, 10/15/26	1,000	1,059,480
Facilities Program, Series I-A, 5.50%, 10/15/45	2,000	2,234,140
Facilities Program, Series II (AGM), 5.00%, 10/15/26	7,500	7,908,300
Series I, 5.00%, 04/15/41	4,750	5,371,633
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	3,000	3,309,210
5.00%, 11/15/36	5,345	5,877,469

		77,261,872

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation — 9.9%
Wayne County Airport Authority, RB:
Detroit Metropolitan Wayne County Airport, AMT (NPFGC), 5.00%, 12/01/39	$1,475	$1,625,258
Series B, AMT, 5.00%, 12/01/42	1,000	1,115,880
Series B, AMT, 5.00%, 12/01/47	1,250	1,389,375
Series D, 5.00%, 12/01/35	3,850	4,343,532
Series D, 5.00%, 12/01/45	5,000	5,578,450
Wayne County Airport Authority, Refunding RB, AMT:
(AGC), 5.75%, 12/01/25	4,000	4,137,680
(AGC), 5.75%, 12/01/26	4,060	4,199,745
(AGC), 5.38%, 12/01/32	13,000	13,358,150
Series F, 5.00%, 12/01/34	8,000	8,937,280

		44,685,350
Utilities — 15.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,655	2,886,436
City of Detroit Michigan Water Supply System Revenue, RB, Series A:
Senior Lien, 5.25%, 07/01/41	4,325	4,714,726
(NPFGC), 5.00%, 07/01/34	10	10,028
City of Grand Rapids Michigan Sanitary Sewer System, Refunding RB, Series A (NPFGC), 5.50%, 01/01/22	1,050	1,147,104
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 07/01/39	10,000	10,957,300
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 07/01/27	3,180	3,500,989
5.00%, 07/01/31	6,830	7,498,042
5.00%, 07/01/37	3,335	3,655,427
5.50%, 07/01/41	5,000	5,572,850
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	500	551,530
5.63%, 10/01/40	1,500	1,684,920
Great Lakes Water Authority Water Supply System Revenue, RB, Second Lien, Series B, 5.00%, 07/01/46	10,000	11,061,700
Michigan Finance Authority, Refunding RB:
Government Loan Program, 5.00%, 07/01/34	2,000	2,219,160
Government Loan Program, 5.00%, 07/01/35	750	831,143
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	1,000	1,126,440
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/32	5,250	5,897,430
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/33	3,000	3,358,770
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/20(a)	2,000	2,172,240

		68,846,235

Total Municipal Bonds — 138.4% (Cost — $591,137,424)		622,972,668

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

Michigan — 23.1%
Education — 14.4%
Michigan State University, Refunding RB, General, Series A, 5.00%, 08/15/38	10,000	11,319,100
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 07/01/18(a)	10,000	10,149,100
University of Michigan, Refunding RB, 5.00%, 04/01/46	10,000	11,445,090
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	10,000	11,289,550

Security	Shares/Par (000)	Value
Education (continued)
Wayne State University, Refunding RB, General (AGM)(a):
5.00%, 11/15/18	$8,880	$9,123,911
5.00%, 11/15/18	11,120	11,425,439

		64,752,190
Health — 7.4%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	10,002	11,061,060
Michigan Finance Authority, Refunding RB:
Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	190	206,806
Trinity Health Corp., Series 2016, 5.00%, 12/01/45	19,735	22,126,150

		33,394,016
State — 1.3%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	5,150	5,824,083

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.1% (Cost — $101,730,096)		103,970,289

Total Long-Term Investments (Cost — $692,867,520) — 161.5%		726,942,957

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(e)(f)	2,598,001	2,598,261

Total Short-Term Securities (Cost — $2,598,223) — 0.6%		2,598,261

Total Investments — 162.1% (Cost — $695,465,743)		729,541,218
Other Assets Less Liabilities — 1.3%		6,270,701
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.0)%		(54,317,217)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.4)%		(231,470,963)

Net Assets Applicable to Common Shares — 100.0%		$450,023,739

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(e)	Annualized 7-day yield as of period end.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

(f)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 07/31/17	Net Activity	Shares at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,666,675	(2,068,674)	2,598,001	$2,598,261	$17,067	$1,491	$(937)

(a)	Includes net capital gain distributions.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	82	03/20/18	$9,969	$242,237
Long U.S. Treasury Bond	142	03/20/18	20,989	700,068
5-Year U.S. Treasury Note	83	03/29/18	9,521	147,644

				$1,089,949

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,089,949	$—	$1,089,949

(a)	Includes cumulative appreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$—	$—	$245,259	$—	$245,259

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,156,181	$—	$1,156,181

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$41,466,176

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$726,942,957	$—	$726,942,957
Short-Term Securities	2,598,261	—	—	2,598,261

	$2,598,261	$726,942,957	$—	$729,541,218

Derivative Financial Instruments (b)
Assets:
Interest rate contracts	$1,089,949	$—	$—	$1,089,949

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(54,167,057)	$—	$(54,167,057)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(286,067,057)	$—	$(286,067,057)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 118.1%

Pennsylvania — 118.1%
Corporate — 3.0%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35(a)	$3,745	$1,478,488
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	1,510	1,584,881
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,736,199
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	191,506
National Gypsum Co., 5.50%, 11/01/44	135	142,771

		6,133,845
County/City/Special District/School District — 30.1%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	190	199,082
5.00%, 05/01/42	450	468,104
Bethlehem Area School District, GO, (BAM), Series A:
5.00%, 08/01/34	1,610	1,835,191
5.00%, 08/01/35	1,210	1,378,372
Borough of West Chester Pennsylvania, GO, Refunding, 3.50%, 11/15/35	1,095	1,100,453
Boyertown Area School District, GO:
5.00%, 10/01/36	610	686,573
5.00%, 10/01/38	920	1,032,157
City of Philadelphia Pennsylvania, GO, Refunding, Series A (AGM), 5.25%, 12/15/18(b)	5,000	5,165,250
City of Philadelphia Pennsylvania, GO, Refunding Series A (AGC):
5.00%, 08/01/19(b)	255	268,125
5.00%, 08/01/24	2,115	2,219,354
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 09/01/26	1,095	1,231,437
County of Bucks Pennsylvania Water & Sewer Authority, RB, Series A (AGM):
5.00%, 12/01/37	780	890,666
5.00%, 12/01/40	1,000	1,138,540
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 06/01/29	260	272,805
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/19(b)	500	530,350
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	175	201,609
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(b)	500	542,405
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,235	1,411,926
Fox Chapel Area School District, GO:
5.00%, 02/01/39	1,345	1,550,005
5.00%, 02/01/42	1,250	1,439,462
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	2,089,294
Marple Newtown School District, GO, (AGM), 5.00%, 06/01/19(b)	4,100	4,288,805
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	706,839
Philadelphia School District, GO, Series E(b):
2015, 6.00%, 09/01/18	5	5,132
2015-2, 6.00%, 09/01/18	5	5,132
6.00%, 09/01/18	3,340	3,428,877
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 09/01/30(c)	6,145	3,961,620

Security	Par (000)	Value
County/City/Special District/School District (continued)
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 07/15/34	$2,190	$2,382,873
Corry Area School District, CAB, 0.00%, 12/15/22(c)	1,640	1,444,758
Corry Area School District, CAB, 0.00%, 12/15/23(c)	1,980	1,687,693
Corry Area School District, CAB, 0.00%, 12/15/24(c)	1,980	1,626,887
Corry Area School District, CAB, 0.00%, 12/15/25(c)	1,770	1,399,167
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC)(b):
5.00%, 05/15/19	215	224,488
5.00%, 05/15/19	215	224,488
5.00%, 05/15/19	855	892,731
Township of Bristol Pennsylvania School District, GO:
5.00%, 06/01/40	775	852,802
5.25%, 06/01/43	6,925	7,719,505
(BAM), 5.00%, 06/01/42	1,685	1,883,223
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,402,372
Township of Lower Paxton Pennsylvania, GO:
5.00%, 04/01/42	435	488,818
5.00%, 04/01/46	1,435	1,607,358
Township of Upper Moreland Pennsylvania School District, GO, 5.00%, 10/01/34	130	148,534

		62,033,262
Education — 20.5%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 08/15/24	100	107,253
5.00%, 08/15/25	100	107,151
5.00%, 08/15/26	100	107,048
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/19(b)	200	211,880
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(b)	900	939,825
6.38%, 01/01/39	100	103,219
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 08/01/40	1,205	1,362,277
5.00%, 08/01/45	3,610	4,068,289
County of Delaware Pennsylvania Authority, Refunding RB:
Cabrini University, 5.00%, 07/01/47	2,480	2,674,878
Haverford College, 5.00%, 05/15/20(b)	340	365,204
Haverford College, 5.00%, 11/15/35	75	79,603
Villanova University, 5.25%, 12/01/19(b)	100	106,650
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
Moravian College, 5.00%, 10/01/36	610	675,923
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,000	1,088,420
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,000	2,293,840
Pennsylvania Higher Educational Facilities Authority, RB, Thomas Jefferson University, 5.00%, 03/01/20(b)	1,000	1,067,590
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,073,420
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 05/01/21(b)	3,700	4,105,705
Drexel University, Series A, 5.25%, 05/01/41	230	249,976
La Salle University, 5.00%, 05/01/37	1,325	1,398,113
La Salle University, 5.00%, 05/01/42	1,855	1,938,456

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
State System of Higher Education, Series AL, 5.00%, 06/15/35	$280	$298,600
Thomas Jefferson University, 5.00%, 09/01/45	2,000	2,213,060
University Properties, Inc. Student Housing Project, Series A, 5.00%, 07/01/35	300	321,465
Widener University, Series A, 5.25%, 07/15/33	1,580	1,716,970
Widener University, Series A, 5.50%, 07/15/38	385	418,730
Philadelphia Authority for Industrial Development, RB, University of Sciences, 5.00%, 11/01/42	2,710	3,028,642
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	2,170	2,437,409
La Salle University, 4.00%, 05/01/42	2,985	2,890,167
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/38	830	948,424
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	485	515,172
5.00%, 07/01/35	435	465,824
5.00%, 07/01/45	300	316,554
5.00%, 07/01/47	820	869,430
University of Pittsburgh, RB, Commonwealth System of Higher Education Capital Project, Series B, 5.00%, 03/15/19(b)	610	633,949

		42,199,116
Health — 18.5%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	3,000	3,327,870
County of Allegheny Pennsylvania Hospital Development Authority, RB, University of Pittsburgh Medical Center Health, Series B (NPFGC), 6.00%, 07/01/26	2,000	2,497,160
County of Berks IDA, Refunding RB, Tower Health Projects, 5.00%, 11/01/47	1,110	1,234,808
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project:
Series A, 5.00%, 11/01/40	765	820,042
Series A3, 5.50%, 11/01/19(b)	250	265,878
Series A3, 5.50%, 11/01/31	250	265,700
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(b)	2,410	2,873,419
County of Chester Health & Education Facilities Authority, Refunding RB, Main Line Health System, Series A, 5.00%, 10/01/52	2,290	2,563,792
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 01/01/41	210	216,497
Diakon Lutheran Social Ministries, 5.00%, 01/01/38	2,600	2,820,948
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 06/01/19(b)	240	254,201
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 07/01/42	415	443,224
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Masonic Villages of The Grand Lodge of Pennsylvania Project:
5.00%, 11/01/28	575	652,182
5.00%, 11/01/35	425	471,792
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 06/01/19(b)	490	513,701
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities, Series A-1, 6.25%, 11/15/19(b)	235	254,202
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	865	944,615
Acts Retirement-Life Communities, 5.00%, 11/15/28	555	603,968

Security	Par (000)	Value
Health (continued)
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	$220	$222,787
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 08/01/41	460	509,689
County of Wayne Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A, 4.00%, 07/01/46	2,595	2,643,994
Geisinger Authority Pennsylvania, RB, Health System, Series A, 5.25%, 06/01/19(b)	1,000	1,049,330
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	4,050	4,584,114
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 05/01/28	520	577,387
5.75%, 05/01/35	865	968,065
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 05/15/31	1,000	1,060,910
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	940	1,032,628
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19(d)	900	965,214
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(b)	2,055	2,228,771
Southcentral Pennsylvania General Authority, Refunding RB, Wellspan Health Obligation Group, Series A(b):
6.00%, 12/01/18	595	617,205
6.00%, 12/01/18	655	679,445

		38,163,538
Housing — 9.6%
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	1,360	1,544,810
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	400	408,116
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	400	412,536
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	1,705	1,709,007
S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	1,000	1,023,070
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	1,600	1,634,640
Pennsylvania HFA, Refunding RB, S/F Housing Mortgage:
Series 115-A, AMT, 4.20%, 10/01/33	705	734,053
Series 119, 3.50%, 10/01/36	1,515	1,510,834
Pennsylvania Housing Finance Agency, RB, S/F, Series 125B, 3.65%, 10/01/42	3,330	3,266,064
Philadelphia Housing Authority, RB, Capital Fund Program, M/F Housing, Series A (AGM), 5.50%, 12/01/18	3,000	3,010,620
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	790	759,332
4.00%, 12/01/46	2,970	2,985,266
4.00%, 12/01/51	790	791,130

		19,789,478
State — 9.8%
Commonwealth of Pennsylvania, GO, 1st Series(b):
5.00%, 06/01/22	2,460	2,785,384
5.00%, 04/01/23	1,000	1,151,770
Commonwealth of Pennsylvania, GO, Refunding, , 1st Series, 4.00%, 01/01/30	3,000	3,168,090
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	7,500	8,313,375

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/18(b)	$4,600	$4,735,792

		20,154,411
Transportation — 19.4%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	3,825	4,066,281
City of Philadelphia Pennsylvania, Refunding RB, AMT, Series B, 5.00%, 07/01/42	3,305	3,716,506
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	1,500	1,715,310
Delaware River Port Authority, RB:
5.00%, 01/01/29	475	540,175
5.00%, 01/01/37	2,285	2,565,118
Series D, 5.00%, 01/01/40	750	791,160
Series D (AGM), 5.00%, 01/01/40	1,560	1,650,137
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	6,025	6,487,841
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(c)	4,760	1,667,190
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(c)	1,275	519,677
Sub-Series A, 5.13%, 12/01/20(b)	75	81,720
Sub-Series A, 5.13%, 12/01/20(b)	25	27,240
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,605,084
Pennsylvania Turnpike Commission, Refunding RB:
2nd Series, Turnpike Subordinate, 5.00%, 12/01/36	1,205	1,349,937
Sub-Series A-1, 5.25%, 12/01/45	3,270	3,711,548
Sub-Series B (AGM), 5.25%, 06/01/19(b)	1,695	1,778,614
Sub-Series B (AGM), 5.25%, 06/01/19(b)	1,805	1,894,041
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts(b):
5.00%, 06/01/21	1,860	2,054,072
5.00%, 06/01/21	2,465	2,722,198

		39,943,849
Utilities — 7.2%
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series:
5.25%, 08/01/20(b)	660	717,387
5.25%, 08/01/40	1,040	1,113,518
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	800	909,008
5.00%, 08/01/31	600	680,466
5.00%, 08/01/32	800	906,136
5.00%, 08/01/33	400	451,636
5.00%, 08/01/34	700	788,368
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 01/01/19(b)	800	827,640
Series A, 5.25%, 10/01/52	810	937,575
Series C (AGM), 5.00%, 08/01/40	3,350	3,567,448
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	1,410	1,594,583
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/21(b)	30	33,608
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(b)	420	484,718
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	1,605	1,703,740

		14,715,831

Total Municipal Bonds — 118.1% (Cost — $233,828,333)		243,133,330

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Pennsylvania — 47.4%
Education — 15.6%
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/47	$3,900	$4,445,093
Pennsylvania Higher Educational Facilities Authority, RB:
State System of Higher Education, Series AR, 4.00%, 06/15/38	11,335	11,610,990
University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(b)	5,120	5,816,858
University of Pennsylvania Health System, Series A, 4.00%, 08/15/39	7,815	8,007,172
University of Pittsburgh Pennsylvania, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 03/15/19(b)	2,202	2,286,743

		32,166,856
Health — 13.4%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 06/01/19(b)	3,000	3,140,865
Series A, 5.25%, 06/01/19(b)	3,128	3,279,276
Series A-1, 5.13%, 06/01/41	7,430	7,954,240
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	8,000	8,181,480
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	4,680	5,135,738

		27,691,599
Housing — 2.7%
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 114A, 3.70%, 10/01/42	2,675	2,726,406
Series 115A, 4.20%, 10/01/33	2,810	2,924,283

		5,650,689
State — 11.8%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/15/19(b)	6,028	6,260,261
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	7,000	7,648,585
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/18(b)	10,000	10,291,900

		24,200,746
Transportation — 2.0%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,945,827
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,850	2,106,900

		4,052,727
Utilities — 1.9%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	3,493	3,903,526

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.4% (Cost — $94,138,483)		97,666,143

Total Long-Term Investments — 165.5% (Cost — $327,966,816)		340,799,473

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(f)(g)	183,514	$183,533

Total Short-Term Securities — 0.1% (Cost — $183,533)		183,533

Total Investments — 165.6% (Cost — $328,150,349)		340,983,006
Other Assets Less Liabilities — 1.5%		3,065,706
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.1)%		(55,826,451)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.0)%		(82,336,361)

Net Assets Applicable to Common Shares — 100.0%		$205,885,900

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended January 31, 2018, investments in issuers considered to an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 7/31/2017	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	489,482	(305,968)	183,514	$183,533	$1,388	$6	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	48	03/20/18	$5,836	$135,336
Long U.S. Treasury Bond	110	03/20/18	16,259	528,321
5-Year U.S. Treasury Note	21	03/29/18	2,409	29,275

				$692,932

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$692,932	$—	$692,932

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$221,603	$—	$221,603

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$716,366	$—	$716,366

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,967,121

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$340,799,473	$—	$340,799,473
Short-Term Securities	183,533	—	—	183,533

	$183,533	$340,799,473	$—	$340,983,006

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$692,932	$—	$—	$692,932

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(55,651,315)	$—	$(55,651,315)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(138,251,315)	$—	$(138,251,315)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities  (unaudited)

January 31, 2018

	MUC	MUJ	MFT	MIY	MPA

ASSETS
Investments at value — unaffiliated(a)	$1,045,826,905	$757,062,932	$205,638,254	$726,942,957	$340,799,473
Investments at value — affiliated(b)	5,037,265	5,842,159	763,052	2,598,261	183,533
Cash pledged for futures contracts	845,502	627,000	104,550	484,950	335,800
Receivables:
Interest — unaffiliated	15,133,501	5,632,450	2,222,896	8,247,833	3,440,098
Investments sold	—	1,554,938	2,632,067	—	438,139
Variation margin on futures contracts	29,563	17,437	5,000	15,500	5,625
Dividends — affiliated	3,665	3,619	370	655	42
Prepaid expenses	21,810	17,159	7,253	16,750	9,698
Other assets	—	771	672	1,870	347

Total assets	1,066,898,211	770,758,465	211,374,114	738,308,776	345,212,755

ACCRUED LIABILITIES
Bank overdraft	273,441	243,091	86,948	294,601	30,793
Payables:
Investments purchased	—	—	3,593,960	—	—
Income dividends — Common Shares	2,193,633	1,794,155	567,961	1,685,962	831,852
Investment advisory fees	453,559	328,763	88,084	308,504	144,363
Interest expense and fees	746,926	165,517	83,197	150,160	175,136
Directors’ and Officer’s fees	335,246	5,040	1,458	5,246	10,734
Other accrued expenses	176,773	146,620	76,484	140,419	98,176
Variation margin on futures contracts	104,126	78,312	12,250	62,125	48,125

Total accrued liabilities	4,283,704	2,761,498	4,510,342	2,647,017	1,339,179

OTHER LIABILITIES
TOB Trust Certificates	184,575,266	67,964,668	29,900,580	54,167,057	55,651,315
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	236,618,420	—	231,470,963	82,336,361
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	254,000,000	—	56,500,000	—	—

Total other liabilities	438,575,266	304,583,088	86,400,580	285,638,020	137,987,676

Total liabilities	442,858,970	307,344,586	90,910,922	288,285,037	139,326,855

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$624,039,241	$463,413,879	$120,463,192	$450,023,739	$205,885,900

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$581,297,061	$424,108,509	$118,050,320	$419,045,924	$195,608,177
Undistributed net investment income	1,841,246	2,704,013	1,091,494	845,091	661,106
Accumulated net realized loss	(3,462,105)	(6,139,254)	(11,053,135)	(5,032,700)	(3,908,972)
Net unrealized appreciation (depreciation)	44,363,039	42,740,611	12,374,513	35,165,424	13,525,589

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$624,039,241	$463,413,879	$120,463,192	$450,023,739	$205,885,900

Net asset value per Common Share	$15.22	$15.37	$14.21	$15.21	$15.42

(a) Investments at cost — unaffiliated	$1,003,432,299	$715,688,954	$193,496,745	$692,867,520	$327,966,816
(b) Investments at cost — affiliated	$5,036,873	$5,841,800	$763,052	$2,598,223	$183,533
(c) Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	826
Par value $0.10 per share	2,540	2,371	—	2,319	—
(d) Preferred Shares authorized	18,140	9,847	1,000,000	8,046	1,000,000
(e) Common Shares outstanding, par value $0.10 per share	41,002,483	30,153,865	8,477,033	29,578,269	13,352,365
(f) Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2018

	MUC	MUJ	MFT	MIY	MPA

INVESTMENT INCOME
Interest — unaffiliated	$20,322,537	$15,925,325	$4,641,300	$14,971,190	$7,146,674
Dividends — affiliated	10,629	19,751	2,826	17,067	1,388

Total investment income	20,333,166	15,945,076	4,644,126	14,988,257	7,148,062

EXPENSES
Investment advisory	2,977,378	1,957,040	523,159	1,833,216	859,896
Accounting services	65,154	50,205	18,032	49,882	26,864
Professional	61,633	52,432	28,704	46,618	37,741
Directors and Officer	41,253	22,288	5,883	21,857	10,306
Custodian	21,125	16,420	5,520	16,360	7,909
Rating agency	20,774	20,761	20,618	20,758	20,640
Transfer agent	19,876	16,945	9,706	17,853	13,638
Miscellaneous	18,495	16,083	12,294	18,114	13,797
Printing	6,966	6,252	4,642	6,101	5,163
Registration	6,770	4,979	4,028	4,883	4,028
Liquidity fees	—	12,173	—	—	—
Remarketing fees on Preferred Shares	—	11,953	—	—	—

Total expenses excluding interest expense, fees and amortization of offering costs	3,239,424	2,187,531	632,586	2,035,642	999,982
Interest expense, fees and amortization of offering cost(a)	3,982,290	2,849,160	806,708	2,650,985	1,248,395

Total expenses	7,221,714	5,036,691	1,439,294	4,686,627	2,248,377
Less fees waived and/or reimbursed by the Manager	(266,563)	(2,457)	(246)	(2,042)	(100)

Total expenses after fees waived and/or reimbursed	6,955,151	5,034,234	1,439,048	4,684,585	2,248,277

Net investment income	13,378,015	10,910,842	3,205,078	10,303,672	4,899,785

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(190,222)	(146,086)	350,841	70,553	301,743
Investments — affiliated	(702)	(179)	(697)	(379)	(341)
Futures contracts	334,205	510,205	104,393	245,259	221,603
Capital gain distributions from investment companies — affiliated	70	771	672	1,870	347

	143,351	364,711	455,209	317,303	523,352

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,899,251)	(6,926,958)	(3,765,157)	(8,580,176)	(5,418,545)
Investments — affiliated	392	(937)	(62)	(937)	—
Futures contracts	2,025,317	1,399,184	243,818	1,156,181	716,366

	(11,873,542)	(5,528,711)	(3,521,401)	(7,424,932)	(4,702,179)

Net realized and unrealized loss	(11,730,191)	(5,164,000)	(3,066,192)	(7,107,629)	(4,178,827)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$1,647,824	$5,746,842	$138,886	$3,196,043	$720,958

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	MUC		MUJ
	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$13,378,015	$28,403,294	$10,910,842	$23,273,679
Net realized gain (loss)	143,351	(81,657)	364,711	2,041,890
Net change in unrealized appreciation (depreciation)	(11,873,542)	(38,324,240)	(5,528,711)	(30,478,706)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,647,824	(10,002,603)	5,746,842	(5,163,137)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(14,473,877)	(30,259,832)	(11,750,298)	(24,477,822)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(12,826,053)	(40,262,435)	(6,003,456)	(29,640,959)
Beginning of period	636,865,294	677,127,729	469,417,335	499,058,294

End of period	$624,039,241	$636,865,294	$463,413,879	$469,417,335

Undistributed net investment income, end of period	$1,841,246	$2,937,108	$2,704,013	$3,543,469

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MFT		MIY
	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,205,078	$6,659,734	$10,303,672	$22,046,333
Net realized gain	455,209	282,759	317,303	2,178,831
Net change in unrealized appreciation (depreciation)	(3,521,401)	(7,955,841)	(7,424,932)	(27,549,239)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	138,886	(1,013,348)	3,196,043	(3,324,075)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(3,407,719)	(7,050,927)	(11,059,847)	(22,756,840)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share transactions	27,009	29,921	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(3,241,824)	(8,034,354)	(7,863,804)	(26,080,915)
Beginning of period	123,705,016	131,739,370	457,887,543	483,968,458

End of period	$120,463,192	$123,705,016	$450,023,739	$457,887,543

Undistributed net investment income, end of period	$1,091,494	$1,294,135	$845,091	$1,601,266

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	MPA
	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,899,785	$10,153,571
Net realized gain	523,352	463,675
Net change in unrealized (depreciation)	(4,702,179)	(14,202,647)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	720,958	(3,585,401)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,005,414)	(9,982,228)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(4,284,456)	(13,567,629)
Beginning of period	210,170,356	223,737,985

End of period	$205,885,900	$210,170,356

Undistributed net investment income, end of period	$661,106	$766,735

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2018

	MUC	MUJ	MFT	MIY	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,647,824	$5,746,842	$138,886	$3,196,043	$720,958
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	64,477,478	43,841,833	29,767,431	25,187,748	35,860,778
Purchases of long-term investments	(66,338,371)	(63,041,178)	(32,818,618)	(30,833,111)	(36,803,008)
Net (purchases) sales of short-term securities	(4,443,922)	14,621,447	(139,646)	2,068,964	305,804
Amortization of premium and accretion of discount on investments and other fees	3,765,928	392,435	420,830	1,751,089	411,621
Net realized (gain) loss on investments	190,924	146,265	(350,144)	(70,174)	(301,402)
Net unrealized loss on investments	13,898,859	6,927,895	3,765,219	8,581,113	5,418,545
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(402,002)	(251,000)	10,000	69,000	(154,000)
Receivables:
Interest — unaffiliated	(495,555)	(153,166)	1,449	(61,817)	(101,706)
Dividends — affiliated	(2,825)	3,032	(24)	1,626	153
Variation margin on futures contracts	(5,438)	4,391	1,211	15,562	4,547
Prepaid expenses	1,912	16,906	8,384	17,060	6,807
Other assets	—	(771)	(672)	(1,870)	(347)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(445,090)	(307,292)	(84,669)	(297,869)	(139,639)
Interest expense and fees	191,882	62,666	28,904	41,185	50,523
Directors’ and Officer’s fees	(2,221)	(1,463)	(301)	(1,146)	(246)
Variation margin on futures contracts	104,126	78,312	12,250	62,125	48,125
Other accrued expenses	(124,124)	(111,762)	(48,121)	(102,219)	(69,149)

Net cash provided by operating activities	12,019,385	7,975,392	712,369	9,623,309	5,258,364

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	11,330,000	4,087,722	2,948,609	7,930,017	1,023,036
Repayments of TOB Trust Certificates	(8,439,999)	—	(276,766)	(5,765,142)	(1,198,111)
Proceeds from Loan for TOB Trust Certificates	—	—	256,778	765,142	1,023,036
Repayments of Loan for TOB Trust Certificates	—	—	(256,778)	(1,265,017)	(1,023,036)
Cash dividends paid to Common Shareholders	(14,801,897)	(11,991,529)	(3,382,587)	(11,266,894)	(5,005,414)
Decrease in bank overdraft	(107,489)	(81,184)	(1,625)	(26,247)	(83,489)
Amortization of deferred offering costs	—	9,599	—	4,832	5,614

Net cash used for financing activities	(12,019,385)	(7,975,392)	(712,369)	(9,623,309)	(5,258,364)

CASH
Net increase (decrease) in cash	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—

Cash at end of period	$—	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,790,408	$2,776,895	$777,804	$2,604,968	$1,192,258

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$27,009	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

(For a share outstanding throughout each period)

	MUC
	Six Months Ended 01/31/18 (unaudited)		Year Ended July 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$15.53		$16.51	$15.78	$15.82		$14.52	$16.41

Net investment income(a)	0.33		0.69	0.77	0.78		0.82	0.86
Net realized and unrealized gain (loss)	(0.29)		(0.93)	0.76	(0.00	)(b)	1.34	(1.82)

Net increase (decrease) from investment operations	0.04		(0.24)	1.53	0.78		2.16	(0.96)

Distributions to Common Shareholders from net investment income(c)	(0.35)		(0.74)	(0.80)	(0.82)		(0.86)	(0.93)

Net asset value, end of period	$15.22		$15.53	$16.51	$15.78		$15.82	$14.52

Market price, end of period	$13.57		$14.75	$16.28	$14.28		$14.04	$13.31

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.41	%(e)	(1.08)%	10.20%	5.52%		15.94%	(6.16)%

Based on market price	(5.74	)%(e)	(4.73)%	20.08%	7.60%		12.25%	(13.71)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.25	%(f)	2.04%	1.60%	1.47%		1.57%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.17	%(f)	1.96%	1.55%	1.45%		1.51%	1.56%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.93	%(f)	0.93%	0.93%	0.93%		0.93%	0.92%

Net investment income to Common Shareholders	4.17	%(f)	4.44%	4.79%	4.88%		5.44%	5.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$624,039		$636,865	$677,128	$646,897		$648,837	$595,269

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000		$254,000	$254,000	$254,000		$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$345,685		$350,734	$366,586	$354,684		$355,448	$334,358

Borrowings outstanding, end of period (000)	$184,575		$181,685	$169,699	$161,571		$88,271	$172,316

Portfolio turnover rate	5%		19%	21%	25%		25%	34%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUJ
	Six Months Ended 01/31/18 (unaudited)		Year Ended July 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$15.57		$16.55		$15.62		$15.74		$14.51		$16.54

Net investment income(a)	0.36		0.77		0.84		0.84		0.86		0.86
Net realized and unrealized gain (loss)	(0.17)		(0.94)		0.96		(0.07)		1.27		(2.00)

Net increase (decrease) from investment operations	0.19		(0.17)		1.80		0.77		2.13		(1.14)

Distributions to Common Shareholders:(b)
From net investment income	(0.39)		(0.81)		(0.87)		(0.89)		(0.89)		(0.89)
From net realized gain	—		—		—		—		(0.01)		—

Total distributions	(0.39)		(0.81)		(0.87)		(0.89)		(0.90)		(0.89)

Net asset value, end of period	$15.37		$15.57		$16.55		$15.62		$15.74		$14.51

Market price, end of period	$13.62		$14.88		$16.12		$13.55		$14.11		$13.30

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.42	%(d)	(0.57)%		12.39%		5.59%		15.79%		(7.19)%

Based on market price	(5.96	)%(d)	(2.44)%		26.20%		2.18%		13.24%		(12.33)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.12	%(e)	1.89%		1.52%		1.62	%(f)	1.64%		1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.12	%(e)	1.89%		1.52%		1.57	%(f)	1.57%		1.58%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.92	%(e)	0.91	%(h)	0.90	%(h)	1.02	%(h),(f)	1.25	%(h)	1.33	%(h)

Net investment income to Common Shareholders	4.59	%(e)	4.95%		5.27%		5.27%		5.78%		5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$463,414		$469,417		$499,058		$470,946		$335,425		$309,165

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$237,100		$237,100		$237,100		$237,100		$172,700		$172,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$295,451		$297,983		$310,484		$298,628		$294,224		$279,019

Borrowings outstanding, end of period (000)	$67,965		$63,877		$55,089		$52,744		$34,699		$38,231

Portfolio turnover rate	6%		8%		9%		10%		16%		10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.52%, 1.50% and 0.95%, respectively.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	For the years ended July 31, 2017, July 31, 2016, July 31, 2015, July 31, 2014 and July 31, 2013, the total expense ratio after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.91%, 0.89%, 1.01%, 0.95% and 0.93%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFT
	Six Months Ended 01/31/18 (unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.60		$15.55	$14.95	$14.83	$13.61	$15.73

Net investment income(a)	0.38		0.79	0.83	0.84	0.85	0.84
Net realized and unrealized gain (loss)	(0.37)		(0.91)	0.62	0.13	1.22	(2.11)

Net increase (decrease) from investment operations	0.01		(0.12)	1.45	0.97	2.07	(1.27)

Distributions to Common Shareholders from net investment income(b)	(0.40)		(0.83)	(0.85)	(0.85)	(0.85)	(0.85)

Net asset value, end of period	$14.21		$14.60	$15.55	$14.95	$14.83	$13.61

Market price, end of period	$13.46		$14.67	$16.09	$13.37	$13.26	$12.20

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.13	%(d)	(0.51)%	10.31%	7.25%	16.40%	(8.41)%

Based on market price	(5.61	)%(d)	(3.39)%	27.63%	7.27%	16.10%	(16.52)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.32	%(e)	2.07%	1.61%	1.56%	1.67%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.32	%(e)	2.07%	1.61%	1.56%	1.67%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	1.02	%(e)	1.00%	0.96%	0.98%	1.00%	1.00%

Net investment income to Common Shareholders	5.17%		5.35%	5.45%	5.52%	6.04%	5.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$120,463		$123,705	$131,739	$126,696	$125,647	$115,287

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500		$56,500	$56,500	$56,500	$56,500	$56,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$313,209		$318,947	$333,167	$324,240	$322,384	$304,049

Borrowings outstanding, end of period (000)	$29,901		$27,229	$21,953	$19,488	$20,284	$28,192

Portfolio turnover rate	15%		34%	21%	13%	32%	51%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MIY
	Six Months Ended 01/31/18 (unaudited)		Year Ended July 31,
			2017	2016		2015		2014	2013
Net asset value, beginning of period	$15.48		$16.36	$15.48		$15.24		$14.16	$16.18

Net investment income(a)	0.35		0.75	0.79		0.83		0.86	0.90
Net realized and unrealized gain (loss)	(0.25)		(0.86)	0.92		0.27		1.12	(2.00)

Net increase (decrease) from investment operations	0.10		(0.11)	1.71		1.10		1.98	(1.10)

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.77)	(0.83)		(0.86)		(0.90)	(0.92)

Net asset value, end of period	$15.21		$15.48	$16.36		$15.48		$15.24	$14.16

Market price, end of period	$13.37		$14.19	$15.38		$13.22		$13.47	$12.57

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.92	%(d)	(0.07)%	11.99%		8.08%		15.24%	(7.09)%

Based on market price	(3.23	)%(d)	(2.56)%	23.28%		4.43%		14.74%	(16.86)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.03	%(e)	1.88%	1.54	%(f)	1.52	%(g)	1.54%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.03	%(e)	1.88%	1.54	%(f)	1.48	%(g)	1.54%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(h)	0.88	%(e)	0.89%	0.93	%(f)	0.93	%(g)	0.93%	0.89%

Net investment income to Common Shareholders	4.47	%(e)	4.81%	5.02%		5.30%		5.94%	5.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$450,024		$457,888	$483,968		$282,534		$278,143	$258,341

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$231,900		$231,900	$231,900		$144,600		$144,600	$144,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$294,059		$297,450	$308,697		$295,390		$292,354	$278,659

Borrowings outstanding, end of period (000)	$54,167		$52,002	$51,227		$23,487		$23,487	$34,876

Portfolio turnover rate	3%		13%	19%		19%		16%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.49%, 1.49% and 0.88%, respectively.
(g)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.48%, 1.48% and 0.92%, respectively
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MPA
	Six Months Ended 01/31/18 (unaudited)		Year Ended July 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$15.74		$16.76	$15.77	$15.77		$14.59	$16.57

Net investment income(a)	0.37		0.76	0.80	0.81		0.87	0.90
Net realized and unrealized gain (loss)	(0.32)		(1.03)	1.02	0.07		1.20	(1.99)

Net increase (decrease) from investment operations	0.05		(0.27)	1.82	0.88		2.07	(1.09)

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.75)	(0.83)	(0.88)		(0.89)	(0.89)

Net asset value, end of period	$15.42		$15.74	$16.76	$15.77		$15.77	$14.59

Market price, end of period	$13.98		$14.69	$16.07	$13.50		$13.89	$13.07

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.55	%(d)	(1.20)%	12.38%	6.33%		15.39%	(6.78)%

Based on market price	(2.32	)%(d)	(3.83)%	25.87%	3.34%		13.45%	(13.42)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.13	%(e)	1.91%	1.46%	1.54	%(f)	1.48%	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.13	%(e)	1.91%	1.46%	1.45	%(f)	1.48%	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.95	%(e)	0.94%	0.89%	0.96	%(f)	0.95%	0.94%

Net investment income to Common Shareholders	4.63	%(e)	4.83%	4.98%	5.05%		5.79%	5.46%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$205,886		$210,170	$223,738	$210,549		$181,459	$167,857

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$82,600		$82,600	$82,600	$82,600		$66,300	$66,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$349,257		$354,444	$370,869	$354,901		$373,693	$353,178

Borrowings outstanding, end of period (000)	$55,651		$55,826	$48,710	$28,468		$37,066	$53,010

Portfolio turnover rate	10%		15%	17%	21%		16%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.40%, 1.40% and 0.91%, respectively.
(g)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2017. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The management of each of MFT, MIY and MPA believes that each fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$962,909	$431,125	$127,935	$1,521,969
MUJ	364,386	133,750	91,034	589,170
MFT	150,549	60,539	25,558	236,646
MIY	301,042	114,459	34,396	449,897
PA	293,371	138,153	31,289	462,813

For the six months ended January 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$386,350,260	$184,575,266	1.17% - 1.36%	$184,153,187	1.64%
MUJ	124,359,172	67,964,668	1.16 - 1.36	67,675,862	1.73
MFT	53,370,756	29,900,580	1.17 - 1.51	28,162,053	1.66
MIY	103,970,289	54,167,057	1.19 - 1.44	52,464,894	1.66
MPA	97,666,143	55,651,315	1.18 - 1.39	55,644,056	1.65

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2018 in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2018.

For the six months ended January 31, 2018, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MFT	$—	—%	$16,746	0.78%
MIY	—	—	823,287	1.45
MPA	—	—	44,480	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fee	0.55%	0.50%	0.50%	0.49%	0.49%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Expense Waivers: The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2018, the waiver was $265,407.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2018, the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amounts waived	$1,156	$2,457	$246	$2,042	$100

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2018, there were no fees waived by the Manager.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$53,935,964	$42,203,843	$32,821,725	$30,833,111	$34,674,705
Sales	61,515,352	45,396,771	30,458,227	25,187,747	36,298,917

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUJ	MFT	MIY	MPA
No expiration date(a)	$4,130,585	$6,551,720	$4,458,634	$2,411,529
2018	—	4,616,682	—	893,908
2019	—	—	—	50,303

	$4,130,585	$11,168,402	$4,458,634	$3,355,740

(a)	Must be utilized prior to losses subject to expiration.

As of January 31, 2018, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax cost	$824,886,919	$654,716,305	$164,509,337	$641,405,799	$272,911,052

Gross unrealized appreciation	$45,640,945	$44,737,420	$12,669,850	$36,165,654	$16,471,930
Gross unrealized depreciation	(2,270,919)	(3,147,028)	(445,457)	(1,107,343)	(3,358,359)

Net unrealized appreciation	$43,370,026	$41,590,392	$12,224,393	$35,058,311	$13,113,571

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MUC, MUJ, MIY and MPA invest a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUC invested a significant portion of its assets in securities in the county, city, special district and school district sector, MUJ and MFT invested a significant portion of their assets in securities in the transportation sector and MIY invested a significant portion of its assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Common Shares

MFT and MPA each is authorized to issue an unlimited number of Common Shares and 1 million Preferred Shares, all of which were initially classified as Common Shares. MUC, MUJ and MIY each is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MFT and MPA, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the six months ended January 31, 2018, and the year ended July 31, 2017, Common Shares issued and outstanding increased by 1,844 and 2,005, respectively, for MFT as a result of dividend reinvestment.

For the six months ended January 31, 2018 and the year ended July 31, 2017, shares issued and outstanding remained constant for MUC, MUJ, MIY and MPA.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (collectively, the “VRDP Funds”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with its liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between each VRDP Fund and its respective liquidity provider was for a 364 day term and was scheduled to expire on June 29, 2012 for MUJ, on April 20, 2012 for MIY, and on May 18, 2012 for MPA. Each fee agreement was subsequently renewed for additional terms. The most recent extension is scheduled to expire on April 15, 2020 for MUJ, and on July 5, 2018 for each of MIY and MPA, unless renewed or terminated in advance.

In the event the fee agreements are not renewed or terminated in advance, and the VRDP Funds do not enter into fee agreements with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, each VRDP Fund is required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Funds’ VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), VRDP Funds may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended January 31, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	1.89%	1.88%	1.88%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, MIY and MPA commenced a three-year special rate period ending June 24, 2015 with respect to their VRDP Shares, during which the VRDP Shares were not subject to any remarketing and the dividend rate was based on a predetermined methodology. The special rate period has been extended each year for an additional one year term and is currently set to expire on June 20, 2018. Prior to June 20, 2018, the holder of the VRDP Shares and MIY and MPA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On April 17, 2014, MUJ commenced a three-year special rate period ending April 19, 2017 with respect to its VRDP Shares, during which the VRDP Shares were not subject to any remarketing and the dividend rate was based on a predetermined methodology. In April 2017, the special rate period was extended to April 15, 2020. Prior to April 15, 2020, the holder of the VRDP Shares and MUJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MUJ is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MUJ will pay a nominal fee at the annual rate of 0.01% to the liquidity provider and remarketing agent during the special rate period. MUJ will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended January 31, 2018, VRDP Shares issued and outstanding of the VRDP Funds remained constant.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sales of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Funds may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MUC	03/22/12	2,540	$254,000,000	03/30/19
MFT	12/16/11	565	56,500,000	01/02/19

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In September 2015, the term redemption date for MUC was extended until March 30, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Fund is required to begin to segregate liquid assets with the Funds’ custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the VMTP Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 for MFT and Aa2 for MUC from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2018, the annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	1.93%	2.01%

For the six months ended January 31, 2018, VMTP Shares issued and outstanding of each VMTP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and/or VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUC	$2,460,321	$—
MUJ	2,250,391	9,599
MFT	570,062	—
MIY	2,196,256	4,832
MPA	779,968	5,614

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUC	$0.0535	$0.0535	VMTP	W-7	$381,418
MUJ	0.0595	0.0595	VRDP	W-7	348,764
MFT	0.0670	0.0670	VMTP	W-7	88,310
MIY	0.0570	0.0570	VRDP	W-7	340,226
MPA	0.0623	0.0555	VRDP	W-7	121,184

(a)	Net investment income dividend paid on March 1, 2018 to Common Shareholders of record on February 15, 2018.
(b)	Net investment income dividend declared on March 1, 2018, payable to Common Shareholders of record on March 15, 2018.
(c)	Dividends declared for period February 1, 2018 to February 28, 2018.

NOTES TO FINANCIAL STATEMENTS	61

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris retired as a Director of the Funds.

As of the date of this report, the portfolio managers of MUC are Walter O’Connor, Phillip Soccio and Michael Perilli; the portfolio managers of MIY are Walter O’Connor, Michael Kalinoski and Michael Perilli; and the portfolio managers of MPA are Ted Jaeckel, Phillip Soccio and Michael Perilli. Mr. Perilli joined each Fund’s portfolio management team effective February 1, 2018. Mr. Perilli has been a Vice President of BlackRock, Inc. since 2014, and an Associate thereof from 2008 to 2014.

As of the date of this report, the portfolio managers of MFT are Ted Jaeckel, Michael Perilli and Phillip Soccio. Mr. Soccio joined MFT’s portfolio management team effective February 1, 2018. Mr. Soccio has been a Director of BlackRock, Inc. since 2009, and a Vice President thereof from 2005 to 2009.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Director of the Funds.

Investment Adviser	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
BlackRock Advisors, LLC Wilmington, DE 19809	The Bank of New York Mellon New York, NY 10286

Accounting Agent and Custodian	VRDP Liquidity Providers
State Street Bank and Trust Company Boston, MA 02111	Citibank, N.A.(a) New York, NY 10179

Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Bank of America, N.A.(b) New York, NY 10036
VRDP Remarketing Agents
Citigroup Global Markets Inc.(a) New York, NY 10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated(b) New York, NY 10036

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

Address of the Funds
100 Bellevue Parkway Wilmington, DE 19809

(a)	For MIY and MPA.
(b)	For MUJ.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	63

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
S/F	Single-Family
Syncora	Syncora Guarantee

GLOSSARY OF TERMS USED IN THIS REPORT	65

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-1/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Michael Perilli, Vice President at BlackRock and Phillip Soccio, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, Perilli and Soccio have been members of the registrant’s portfolio management team since 2006. 2016 and 2018, respectively.

Information below is with respect to Mr. Soccio, who became a portfolio manager to the Fund on February 1, 2018.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

(a)(2) As of January 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	21	0	0	0	0	0
	$6.22 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this Fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of January 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio manager’s compensation as of January 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock

Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of January 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None

(b) Effective February 1, 2018, Phillip Soccio was added as a portfolio manager.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Investment Quality Fund

By:	/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniYield Investment Quality Fund

Date: April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniYield Investment Quality Fund

Date: April 4, 2018

By:	/s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock MuniYield Investment Quality Fund

Date: April 4, 2018